EXHIBIT 4.1




                                                                  Conformed Copy





                        ALLIED WASTE NORTH AMERICA, INC.

                                                                       As Issuer

                                       and


                          THE GUARANTORS NAMED HEREIN,

                                                                   As Guarantors

                                       and


                       ALLIED WASTE FINANCE (CANADA), LTD.

                                                             As Future Guarantor


                                       to


                         FIRST BANK NATIONAL ASSOCIATION

                                                                      As Trustee


                                ----------------

                                    Indenture

                          Dated as of December 1, 1996

                                ----------------




                                  $525,000,000


                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2006

                        ALLIED WASTE NORTH AMERICA, INC.

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:


Trust Indenture                                                   Indenture
  Act Section                                                      Section
---------------                                                   ---------

Section 310(a)(1)      ....................................       609
           (a)(2)      ....................................       609
           (a)(3)      ....................................       Not Applicable
           (a)(4)      ....................................       Not Applicable
           (b)         ....................................       608
                                                                  610
Section 311(a)         ....................................       613
           (b)         ....................................       613
Section 312(a)         ....................................       701
                                                                  702(a)
           (b)         ....................................       702(b)
           (c)         ....................................       702(c)
Section 313(a)         ....................................       703(a)
           (a)(4)      ....................................       101
                                                                  1004
           (b)         ....................................       703(a)
           (c)         ....................................       703(a)
           (d)         ....................................       703(b)
Section 314(a)         ....................................       704
           (b)         ....................................       Not Applicable
           (c)(1)      ....................................       102
           (c)(2)      ....................................       102
           (c)(3)      ....................................       Not Applicable
           (d)         ....................................       Not Applicable
           (e)         ....................................       102
Section 315(a)         ....................................       601
           (b)         ....................................       602
           (c)         ....................................       601
           (d)         ....................................       601
           (e)         ....................................       514
Section 316(a)         ....................................       101
           (a)(1)(A)   ....................................       502
                                                                  512
           (a)(1)(B)   ....................................       513
           (a)(2)      ....................................       Not Applicable
           (b)         ....................................       508
           (c)         ....................................       104(c)
Section 317(a)(1)      ....................................       503
           (a)(2)      ....................................       504
           (b)         ....................................       1003






--------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Trust Indenture                                                   Indenture
  Act Section                                                      Section
---------------                                                   ---------


Section 318(a)      ........................................       107







--------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

RECITALS OF THE COMPANY AND THE GUARANTORS...............................  1

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.     Definitions.............................................  2
                 Acquisition.............................................  3
                 Acquisition Closing.....................................  3
                 Act.....................................................  3
                 Affiliate...............................................  3
                 Agent Member............................................  3
                 Allied Canada...........................................  3
                 Allied Canada Debentures................................  3
                 Allied Finance..........................................  4
                 Allied Finance Debentures...............................  4
                 Allied Finance Guarantee................................  4
                 Allied Insurance........................................  4
                 Allied Parent...........................................  4
                 Applicable Procedures...................................  4
                 Asset Disposition.......................................  4
                 Authenticating Agent....................................  5
                 Bank Agreement..........................................  5
                 Bank Facility Capacity Increase.........................  5
                 Bank Facility Limit.....................................  5
                 Base Interest...........................................  5
                 Board of Directors......................................  5
                 Board Resolution........................................  6
                 Business Day............................................  6
                 Capital Lease Obligation................................  6
                 Capital Stock...........................................  6
                 Cedel...................................................  6
                 Collateral..............................................  6
                 Collateral Account......................................  6
                 Collateral Agreement....................................  7
                 Commission..............................................  7
                 Common Stock............................................  7
                 Company.................................................  7
                 Company Order...........................................  7
                 Company Request.........................................  7
                 Comparable Treasury Issue...............................  7
                 Comparable Treasury Price...............................  7

-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                         Page
                                                                         ----

                 Consolidated EBITDA......................................  8
                 Consolidated EBITDA Coverage Ratio.......................  8
                 Consolidated Income Tax Expense..........................  9
                 Consolidated Interest Expense............................  9
                 Consolidated Net Income.................................. 10
                 Consolidated Net Worth................................... 10
                 Consolidated Subsidiaries................................ 10
                 Consolidated Total Assets................................ 11
                 Corporate Trust Office................................... 11
                 corporation.............................................. 11
                 Credit Suisse Letter of Credit........................... 11
                 Debt..................................................... 11
                 Defaulted Interest....................................... 12
                 Depositary............................................... 12
                 DTC...................................................... 12
                 Euroclear................................................ 12
                 Event of Default......................................... 12
                 Excepted Disposition..................................... 12
                 Exchange Act............................................. 12
                 Exchange and Registration Rights Agreement............... 12
                 Exchange Offer........................................... 12
                 Exchange Registration Statement.......................... 12
                 Exchange Securities...................................... 13
                 Expiration Date.......................................... 13
                 Global Security.......................................... 13
                 Guarantors............................................... 13
                 Guaranty................................................. 13
                 Holder................................................... 13
                 IAI Securities........................................... 13
                 Increased Bank Facility Limit............................ 13
                 Incur.................................................... 14
                 Indenture................................................ 14
                 Independent Investment Banker............................ 14
                 Initial Purchasers....................................... 14
                 Intercompany Agreements.................................. 14
                 Interest Payment Date.................................... 15
                 Interest Rate or Currency Protection
                 Agreement................................................ 15
                 Investment............................................... 15
                 Laidlaw.................................................. 15
                 Lien..................................................... 15
                 Maturity................................................. 15
                 Med Track................................................ 16
                 Net Available Proceeds................................... 16
                 Net Offering Proceeds.................................... 16

-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                          Page
                                                                          ----

                 Note Purchase Agreement................................... 16
                 Notice of Default......................................... 16
                 Offer Document............................................ 17
                 Offer Expiration Date..................................... 17
                 Offer to Purchase......................................... 17
                 Officers' Certificate..................................... 19
                 Opinion of Counsel........................................ 20
                 Original Securities....................................... 20
                 Outstanding............................................... 20
                 Parent Guarantee.......................................... 21
                 pari passu................................................ 21
                 Paying Agent.............................................. 21
                 Permitted Interest Rate or Currency
                 Protection Agreement...................................... 21
                 Permitted Investment...................................... 21
                 Person.................................................... 23
                 Predecessor Security...................................... 23
                 Preferred Stock........................................... 23
                 Primary Treasury Dealer................................... 23
                 Public Offering........................................... 23
                 Purchase Amount........................................... 23
                 Purchase Date............................................. 23
                 Purchase Price............................................ 23
                 Redeemable Interest....................................... 24
                 Redemption Date........................................... 24
                 Redemption Price.......................................... 24
                 Reference Treasury Dealer................................. 24
                 Reference Treasury Dealer Quotations...................... 24
                 Registered Securities..................................... 24
                 Registration Default...................................... 24
                 Registration Default Period............................... 25
                 Regular Record Date....................................... 25
                 Regulation S.............................................. 25
                 Regulation S Certificate.................................. 25
                 Regulation S Global Security.............................. 25
                 Regulation S Legend....................................... 25
                 Regulation S Securities................................... 25
                 Reinvested Amounts........................................ 25
                 Related Person............................................ 26
                 Required Filing Dates..................................... 26
                 Restricted Global Security................................ 26
                 Restricted Period......................................... 26
                 Restricted Securities..................................... 26
                 Restricted Securities Certificate......................... 26
                 Restricted Securities Legend.............................. 26

-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                           Page
                                                                           ----

                 Restricted Subsidiary...................................... 26
                 Rule 144A.................................................. 26
                 Rule 144A Securities....................................... 26
                 Sale and Leaseback Transaction............................. 27
                 Secured Obligations........................................ 27
                 Securities................................................. 27
                 Securities Act............................................. 27
                 Securities Act Legend...................................... 27
                 Security Register.......................................... 27
                 Senior Debt................................................ 27
                 Senior Subordinated Guarantees............................. 28
                 Shelf Registration Statement............................... 28
                 Special Interest........................................... 28
                 Special Mandatory Redemption............................... 28
                 Special Record Date........................................ 28
                 Specialized Waste.......................................... 28
                 Stated Maturity............................................ 28
                 Stock Purchase Agreement................................... 28
                 Subsidiary................................................. 28
                 Subsidiary Guarantees...................................... 29
                 Subsidiary Guarantors...................................... 29
                 Successor Company.......................................... 29
                 Successor Security......................................... 29
                 Treasury Yield............................................. 29
                 Trust Indenture Act........................................ 29
                 Trustee.................................................... 30
                 U.S. Government Obligations................................ 30
                 Unpermitted Debt........................................... 30
                 Unrestricted Securities Certificate........................ 30
                 Unrestricted Subsidiary.................................... 30
                 Vice President............................................. 30
                 Voting Stock............................................... 31
                 Weighted Average Life to Maturity.......................... 31
                 Wholly Owned Restricted Subsidiary......................... 31

SECTION 102.     Compliance Certificates and Opinions....................... 31
SECTION 103.     Form of Documents Delivered to Trustee..................... 32
SECTION 104.     Acts of Holders; Record Dates.............................. 32
SECTION 105.     Notices, Etc., to Trustee, Company and
                 Guarantors................................................. 35
SECTION 106.     Notice to Holders; Waiver.................................. 36
SECTION 107.     Conflict with Trust Indenture Act.......................... 36
SECTION 108.     Effect of Headings and Table of Contents................... 37
SECTION 109.     Successors and Assigns..................................... 37
SECTION 110.     Separability Clause........................................ 37

-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                         Page
                                                                         ----

SECTION 111.     Benefits of Indenture.................................... 37
SECTION 112.     Governing Law............................................ 37
SECTION 113.     Legal Holidays........................................... 38

                                   ARTICLE TWO

                Security and Senior Subordinated Guarantee Forms

SECTION 201.     Forms Generally; Initial Forms of Rule
                   144A, Regulation S and IAI Securities.................. 38
SECTION 202.     Form of Face of Security................................. 39
SECTION 203.     Form of Reverse of Security.............................. 43
SECTION 204.     Form of Trustee's Certificate of
                   Authentication......................................... 49
SECTION 205.     Form of Senior Subordinated Guarantee.................... 50

                                  ARTICLE THREE

                                 The Securities

SECTION 301.     Title and Terms.......................................... 55
SECTION 302.     Denominations............................................ 56
SECTION 303.     Execution, Authentication, Delivery
                   and Dating............................................. 57
SECTION 304.     Temporary Securities..................................... 58
SECTION 305.     Global Securities........................................ 59
SECTION 306.     Registration, Registration of Transfer and
                 Exchange Generally; Restrictions on
                 Transfer and Exchange; Securities Act
                 Legends.................................................. 61
                           (a)   Registration, Registration of
                                 Transfer and Exchange Generally.......... 61
                           (b)   Certain Transfers and Exchanges.......... 62
                                 (i) Restricted Global Security to
                                      Regulation S Global Security........ 62
                                (ii)  Regulation S Global Security to
                                      Restricted Global Security.......... 63
                               (iii)  Restricted Non-Global Security
                                      to Restricted Global Security or
                                      Regulation S Global Security........ 64
                                (iv)  Regulation S Non-Global Security
                                      to Restricted Global Security or
                                      Regulation S Global Security........ 64
                                 (v) Non-Global Security to Non-Global
                                      Security............................ 65

-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----

                           (vi) Exchanges between Global Security
                                and Non-Global Security...................... 65
                         (vii)  Regulation S Global Security to
                                be Held Through Euroclear or
                                Cedel during Restricted Period............... 66
                  (c)      Securities Act Legends............................ 66

SECTION 307.      Mutilated, Destroyed, Lost and
                    Stolen Securities........................................ 67
SECTION 308.      Payment of Interest; Interest
                    Rights Preserved......................................... 69
SECTION 309.      Persons Deemed Owners...................................... 70
SECTION 310.      Cancellation............................................... 70
SECTION 311.      Computation of Interest.................................... 71

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.      Satisfaction and Discharge of Indenture.................... 71
SECTION 402.      Application of Trust Money................................. 73

                                  ARTICLE FIVE

                                    Remedies

SECTION 501.      Events of Default.......................................... 73
SECTION 502.      Acceleration of Maturity; Rescission
                    and Annulment............................................ 76
SECTION 503.      Collection of Indebtedness and Suits
                    for Enforcement by Trustee............................... 77
SECTION 504.      Trustee May File Proofs of Claim........................... 78
SECTION 505.      Trustee May Enforce Claims
                    Without Possession of Securities......................... 78
SECTION 506.      Application of Money Collected............................. 79
SECTION 507.      Limitation on Suits........................................ 79
SECTION 508.      Unconditional Right of Holders to
                    Receive Principal, Premium and
                    Interest................................................. 80
SECTION 509.      Restoration of Rights and Remedies......................... 80
SECTION 510.      Rights and Remedies Cumulative............................. 80
SECTION 511.      Delay or Omission Not Waiver............................... 81
SECTION 512.      Control by Holders......................................... 81
SECTION 513.      Waiver of Past Defaults.................................... 81
SECTION 514.      Undertaking for Costs...................................... 82

-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----

SECTION 515.      Waiver of Stay, Usury or Extension Laws.................... 82

                                   ARTICLE SIX

                                   The Trustee

SECTION 601.      Certain Duties and Responsibilities........................ 83
SECTION 602.      Notice of Defaults......................................... 83
SECTION 603.      Certain Rights of Trustee.................................. 83
SECTION 604.      Not Responsible for Recitals
                    or Issuance of Securities................................ 85
SECTION 605.      May Hold Securities........................................ 85
SECTION 606.      Money Held in Trust........................................ 85
SECTION 607.      Compensation and Reimbursement............................. 86
SECTION 608.      Disqualification; Conflicting Interests.................... 86
SECTION 609.      Corporate Trustee Required; Eligibility.................... 86
SECTION 610.      Resignation and Removal;
                    Appointment of Successor................................. 87
SECTION 611.      Acceptance of Appointment by Successor..................... 88
SECTION 612.      Merger, Conversion, Consolidation
                    or Succession to Business................................ 89
SECTION 613.      Preferential Collection
                    of Claims Against Company................................ 89
SECTION 614.      Appointment of Authenticating Agent........................ 89

                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701.      Company to Furnish Trustee
                    Names and Addresses of Holders........................... 91
SECTION 702.      Preservation of Information;
                    Communications to Holders................................ 92
SECTION 703.      Reports by Trustee......................................... 92
SECTION 704.      Reports by Company and Guarantors.......................... 93
SECTION 705.      Officers' Certificate with Respect
                    to Change in Interest Rates.............................. 93

                                  ARTICLE EIGHT

                           Merger, Consolidation, Etc.

SECTION 801.      Mergers, Consolidations and Certain
                    Transfers, Leases and Acquisitions
                    of Assets................................................ 93

-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                          Page
                                                                          ----

SECTION 802.     Successor Substituted..................................... 96

                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.     Supplemental Indentures
                   Without Consent of Holders.............................. 96
SECTION 902.     Supplemental Indentures
                   with Consent of Holders................................. 97
SECTION 903.     Execution of Supplemental Indentures...................... 98
SECTION 904.     Effect of Supplemental Indentures......................... 99
SECTION 905.     Conformity with Trust Indenture Act....................... 99
SECTION 906.     Reference in Securities
                   to Supplemental Indentures.............................. 99

                                   ARTICLE TEN

                                    Covenants

SECTION 1001.    Payment of Principal, Premium and Interest................ 99
SECTION 1002.    Maintenance of Office or Agency...........................100
SECTION 1003.    Money for Security Payments
                   to Be Held in Trust.....................................100
SECTION 1004.    Existence.................................................102
SECTION 1005.    Maintenance of Properties.................................102
SECTION 1006.    Payment of Taxes and Other Claims.........................102
SECTION 1007.    Maintenance of Insurance..................................103
SECTION 1008.    Limitation on Consolidated Debt...........................103
SECTION 1009.    Limitation on Layered and Junior Debt.....................105
SECTION 1010.    Limitation on Restricted Payments.........................106
SECTION 1011.    Limitations Concerning Distributions by
                   Subsidiaries, Etc.......................................108
SECTION 1012.    Limitation on Liens.......................................109
SECTION 1013.    Limitation on Transactions with
                   Affiliates and Related Persons..........................110
SECTION 1014.    Limitation on Certain Asset Dispositions..................111
SECTION 1015.    Change of Control.........................................114
SECTION 1016.    Provision of Financial Information........................116
SECTION 1017.    Resale of Acquired Securities.............................117
SECTION 1018.    Unrestricted Subsidiaries.................................117
SECTION 1019.    Limitation on Sale of
                   Capital Stock of Subsidiaries...........................119
SECTION 1020.    Restriction on Business and Incurrence of
                   Debt by Allied Finance..................................120

-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----

SECTION 1021.    Statement by Officers as to
                   Default; Compliance Certificates..........................120
SECTION 1022.    Waiver of Certain Covenants.................................120

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.    Collateral Agreement; Special Mandatory
                   Redemption................................................121
SECTION 1102.    Redemption at the Election of
                   the Company...............................................122
SECTION 1103.    Applicability of Article....................................122
SECTION 1104.    Election to Redeem; Notice to Trustee.......................122
SECTION 1105.    Selection by Trustee of Securities
                   to Be Redeemed............................................123
SECTION 1106.    Notice of Redemption........................................123
SECTION 1107.    Deposit of Redemption Price;
                   Liquidation of Collateral Account
                   and Draw on Credit Suisse
                   Letter of Credit..........................................124
SECTION 1108.    Securities Payable on Redemption Date.......................125
SECTION 1109.    Securities Redeemed in Part.................................126

                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

SECTION 1201.    Company's Option to Effect Defeasance
                   or Covenant Defeasance....................................126
SECTION 1202.    Defeasance and Discharge....................................126
SECTION 1203.    Covenant Defeasance.........................................127
SECTION 1204.    Conditions to Defeasance or
                   Covenant Defeasance.......................................127
SECTION 1205.    Deposited Money and U.S. Government
                   Obligations to be Held in Trust;
                   Other Miscellaneous Provisions............................130
SECTION 1206.    Reinstatement...............................................131

                                ARTICLE THIRTEEN

                          Senior Subordinated Guarantee

SECTION 1301.    Senior Subordinated Guarantee...............................131
SECTION 1302.    Execution and Delivery of Senior

-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----

                   Subordinated Guarantees...................................135
SECTION 1303.    Subsidiary Guarantors May Consolidate,
                   Etc., on Certain Terms....................................136
SECTION 1304.    Release of Guarantors.......................................136
SECTION 1305.    Additional Guarantors.......................................137

                                ARTICLE FOURTEEN

                           Subordination of Securities
                       and Senior Subordinated Guarantees

SECTION 1401.    Securities Subordinate to Senior Debt.......................138
SECTION 1402.    Payment Over of Proceeds Upon
                   Dissolution, Etc..........................................138
SECTION 1403.    No Payment When Senior Debt in Default......................140
SECTION 1404.    Certain Payments Permitted..................................143
SECTION 1405.    Subrogation to Rights of Holders of
                   Senior Debt...............................................143
SECTION 1406.    Provisions Solely to Define Relative
                   Rights....................................................144
SECTION 1407.    Trustee to Effectuate Subordination.........................145
SECTION 1408.    No Waiver of Subordination Provisions.......................145
SECTION 1409.    Notice to Trustee...........................................145
SECTION 1410.    Reliance on Judicial Order or Certificate
                   of Liquidating Agent......................................146
SECTION 1411.    Trustee Not Fiduciary for Holders of
                   Senior Debt...............................................147
SECTION 1412.    Rights of Trustee as Holder of Senior
                   Debt; Preservation of Trustee's
                   Rights....................................................147
SECTION 1413.    Article Applicable to Paying Agents.........................147
SECTION 1414.    Defeasance of this Article Fourteen.........................147

                                 ARTICLE FIFTEEN

                 Jurisdiction and Consent to Service of Process

SECTION 1501.    Jurisdiction and Consent to Service of
                   Process...................................................148


SCHEDULE I -- List of Subsidiary Guarantors

ANNEX A -- Form of Regulation S Certificate


-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----

ANNEX B -- Form of Restricted Securities Certificate

ANNEX C -- Form of Unrestricted Securities Certificate














-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

INDENTURE, dated as of December 1, 1996, among ALLIED WASTE NORTH AMERICA, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 7201 E. Camelback Road, Suite 375, Scottsdale, AZ 85251, each of the GUARANTORS (as hereinafter defined) Allied Waste Finance (Canada), Ltd., as future Guarantor, and FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Trustee (herein called the "Trustee").


               RECITALS OF THE COMPANY AND THE GUARANTORS

            The Company has duly authorized the creation of an issue of $525,000,000 aggregate principal amount of its 10 1/4% Senior Subordinated Notes due 2006 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Securities may consist of either or both of Original Securities or Exchange Securities, each as defined herein. The Original Securities and the Exchange Securities shall rank pari passu with one another.

            Allied Parent owns beneficially and of record 100% of the Capital Stock of the Company and Allied Finance; the Company, directly or indirectly, owns beneficially and of record 100% of the Capital Stock or other ownership interests, as the case may be, of each Subsidiary Guarantor; Allied Parent, Allied Finance, the Company and the Subsidiary Guarantors are members of the same consolidated group of companies and are engaged in related businesses and the Guarantors will derive direct and indirect economic benefit from the issuance of the Securities. Accordingly, each of the Guarantors has duly authorized the execution and delivery of this Indenture to provide for its Senior Subordinated Guarantees with respect to the Securities as set forth in this Indenture.

            All things necessary (i) to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, (ii) to make the Senior Subordinated Guarantees of each of the Guarantors, when executed by the respective Guarantors and endorsed on the Securities executed, authenticated and delivered hereunder, the valid obligations of the respective Guarantors, and
(iii) to make this Indenture a valid agreement of the Company and each of the Guarantors, all in accordance with their respective terms, have been done.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.      Definitions

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

            (4) all references in this Indenture, the Securities and the Senior Subordinated Guarantees to interest in respect of any Security shall be deemed to include all Special Interest, if any, in respect of such Security, unless the context otherwise requires, and express mention of the payment of Special Interest in any provision hereof or thereof shall not be construed as excluding reference to Special Interest in those provisions hereof or thereof where such express mention is not made; all references in this Indenture, the Securities and the Senior Subordinated Guarantees to principal in respect of any Security shall be deemed to include any Redemption Price or Purchase Price payable in respect of such Security pursuant to any redemption or Offer to Purchase hereunder (and all such references to the Stated Maturity of the principal in respect of any Security shall be deemed to include the Redemption Date with respect to any such Redemption Price and the Purchase Date with respect to any such Purchase Price), and express mention of the payment of any Redemption Price or Purchase Price in any provision hereof or thereof shall not be construed as excluding reference to any Redemption Price or Purchase Price in those provisions hereof or thereof where such express reference is not made);

            (5) unless the context otherwise requires, any reference to "Article", "Section" or "Annex" refers to an Article or Section of or Annex to this Indenture; and

            (6) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "Acquisition" has the meaning specified in the definition of Stock Purchase Agreement.

            "Acquisition Closing" means the date of consummation of the Acquisition pursuant to the Stock Purchase Agreement.

            "Act", when used with respect to any Holder, has the meaning specified in Section 104.

            "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent Member" means any member of, or participant in, the Depositary.

            "Allied Canada" means Allied Waste Holdings (Canada) Ltd., a Canadian corporation and a Subsidiary of the Company.

            "Allied Canada Debentures" means the Zero Coupon Junior Subordinated Debenture of Allied Canada and the 7%

Junior Subordinated Debenture of Allied Canada to be issued to Laidlaw in connection with the Acquisition and to be subsequently transferred by Laidlaw to Allied Finance in exchange for the Allied Finance Debentures.

            "Allied Finance" means Allied Waste Finance (Canada) Ltd., a Canadian corporation and a Subsidiary of Allied Parent.

            "Allied Finance Debentures" means the Zero Coupon Junior Subordinated Debenture of Allied Finance and the 7% Junior Subordinated Debenture of Allied Finance to be issued to Laidlaw in exchange for the Allied Canada Debentures issued to Laidlaw in connection with the Acquisition.

            "Allied Finance Guarantee" has the meaning specified in Section 1305; provided that any reference herein to the "Allied Finance Guarantee" shall be deemed to refer to the Allied Fiance Guarantee after it has been issued by Allied Finance upon the closing of the Acquisition pursuant to the provisions of
Section 1305.

            "Allied Insurance" means Allied Insurance and Indemnity Corporation, a Vermont corporation and a Subsidiary of the Company, engaged solely in the business of issuing insurance policies with respect to the closure and post-closure financial assurance obligations of the Company and its Restricted Subsidiaries.

            "Allied Parent" means Allied Waste Industries, Inc., a Delaware corporation and the owner of all of the Capital Stock of the Company.

            "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

            "Asset Disposition" by any Person that is the Company or any Restricted Subsidiary means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Restricted Subsidiaries (including a consolidation or merger or other sale of any Restricted Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Restricted Subsidiary of such Person) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Restricted Subsidiary or (ii) the property or assets of such Person or any Restricted Subsidiary representing a division or line of business or (iii) other assets or rights of such Person or any Restricted Subsidiary outside of the ordinary course of business, but excluding in each case in Clauses (i), (ii) and (iii), (x) a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Restricted Subsidiary or by such Person to a Wholly Owned Restricted Subsidiary,
(y) the disposition of all or substantially all of the assets of the Company in a manner permitted pursuant to the provisions of Article Eight and (z) any disposition that constitutes a Restricted Payment or Permitted Investment that is permitted pursuant to Section 1010.

            "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

            "Bank Agreement" means the Credit Agreement to be entered into by the Company pursuant to the Commitment Letter, dated September 17, 1996, as amended by the Amendment to Commitment Letter dated as of November 25, 1996, from Goldman Sachs Credit Partners L.P., Citibank, N.A., Citicorp Securities, Inc., Citicorp USA, Inc. and Credit Suisse to the Company, or any bank credit agreement that replaces, amends, supplements, restates or renews such Credit Agreement.

            "Bank Facility Capacity Increase" means a replacement, amendment, supplement, restatement, renewal or other modification of the Bank Agreement that increases the aggregate amount of borrowings permitted under the Bank Agreement.

            "Bank Facility Limit" means (x) $1,275 million less principal payments of term loans and permanent commitment reductions with respect to revolving loans under the Bank Agreement since the date of this Indenture or (y) following a Bank Facility Capacity Increase, the Increased Bank Facility Limit, less principal payment of term loans and permanent commitment reductions with respect to revolving loans under the Bank Agreement, as so replaced, amended, supplemented, restated, renewed or modified, since the date of such Bank Facility Capacity Increase.

            "Base Interest" means the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to any Special Interest.

            "Board of Directors" means, with respect to the Company or any Guarantor, either the board of directors of the Company or such Guarantor, as the case may be, or any duly authorized committee of that board. Except as otherwise provided or unless the context otherwise requires, each reference herein to the "Board of Directors" shall mean the Board of Directors of the Company.

            "Board Resolution" of the Company or any Guarantor means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or such Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Except as otherwise expressly provided or unless the context otherwise requires, each reference herein to a "Board Resolution" shall mean a Board Resolution of the Company.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

            "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on a balance sheet of such Person in accordance with generally accepted accounting principles.

            "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

            "Cedel" means Cedel, S.A. (or any successor securities clearing agency).

            "Collateral" has the meaning specified in Section 1101.

            "Collateral Account" has the meaning specified in Section 1101.

            "Collateral Agreement" means the Senior Subordinated Note Collateral Agreement, dated as of December 5, 1996 between the Company and First Bank National Association, as Trustee.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to any other shares of Capital Stock of such Person.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Order" or "Company Request" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Comparable Treasury Issue" means, on any date, the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities on such date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a maturity comparable to the remaining term of the Securities on such date. "Independent Investment Banker" means Goldman, Sachs & Co. or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

            "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day,
(A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

            "Consolidated EBITDA" of any Person means for any period the Consolidated Net Income for such period increased by the sum of (i) Consolidated Interest Expense of such Person for such period, plus (ii) Consolidated Income Tax Expense of such Person for such period, plus (iii) the consolidated depreciation and amortization expense deducted in determining the Consolidated Net Income of such Person for such period; provided, however, that the Consolidated Interest Expense, Consolidated Income Tax Expense and consolidated depreciation and amortization expense of a Consolidated Subsidiary of such Person shall be added to the Consolidated Net Income pursuant to the foregoing only (x) to the extent and in the same proportion that the Consolidated Net Income of such Consolidated Subsidiary was included in calculating the Consolidated Net Income of such Person and (y) only to the extent that the amount specified in Clause (x) is not subject to restrictions that prevent the payment of dividends or the making of distributions to such Person.

            "Consolidated EBITDA Coverage Ratio" of any Person means for any period the ratio of (i) Consolidated EBITDA of such Person for such period to
(ii) the sum of (A) Consolidated Interest Expense of such Person for such period plus (B) the annual interest expense (including the amortization of debt discount) with respect to any Debt incurred or proposed to be Incurred by such Person or its Consolidated Subsidiaries since the beginning of such period to the extent not included in Clause (ii)(A), minus (C) Consolidated Interest Expense of such Person with respect to any Debt that is no longer outstanding or that will no longer be outstanding as a result of the transaction with respect to which the Consolidated EBITDA Coverage Ratio is being calculated, to the extent included within Clause (ii)(A); provided, however, that in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Debt bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period; and provided further, that, in the event such Person or any of its Consolidated Subsidiaries has made acquisitions or dispositions of assets not in the ordinary course of business (including the acquisition by the Company of the Subsidiaries of Allied Parent, the acquisition by the Company of the Subsidiaries of Laidlaw pursuant to the Acquisition and any other acquisitions of any other Persons by merger, consolidation or purchase of Capital Stock) during or after such period, the computation of the Consolidated EBITDA Coverage Ratio (and for the purpose of such computation, the calculation of Consolidated Net Income, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated EBITDA) shall be made on a pro forma basis as if the acquisitions or dispositions had taken place on the first day of such period.

            "Consolidated Income Tax Expense" of any Person means for any period the consolidated provision for income taxes of such Person and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles.

            "Consolidated Interest Expense" of any Person means for any period the consolidated interest expense included in a consolidated income statement (net of interest income) of such Person and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the portion of any rental obligation in respect of any Capital Lease Obligation allocable to interest expense in accordance with generally accepted accounting principles; (ii) the amortization of Debt discounts; (iii) any payments or fees with respect to letters of credit, bankers' acceptances or similar facilities; (iv) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements; (v) any Preferred Stock dividends declared and paid or payable in cash; and (vi) any interest capitalized in accordance with generally accepted accounting principles; provided, however, that Consolidated Interest Expense shall not include interest expense or amortization of Debt discounts relating to the Allied Canada Debentures.

            "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (i) the net income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction (subject to the final proviso of the definition of Consolidated EBITDA Coverage Ratio when Consolidated Net Income is being computed for purposes of calculating the Consolidated EBITDA Coverage Ratio),
(ii) the net income (but not net loss) of any Consolidated Subsidiary of such Person that is subject to restrictions that prevent the payment of dividends or the making of distributions to such Person to the extent of such restrictions,
(iii) the net income (or loss) of any Person that is not a Consolidated Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (iv) gains or losses on asset dispositions by such Person or its Consolidated Subsidiaries, (v) any net income (loss) of a Consolidated Subsidiary that is attributable to a minority interest in such Consolidated Subsidiary, (vi) all extraordinary gains and extraordinary losses that involve a present or future cash payment and (vii) the tax effect of any of the items described in Clauses (i) through (vi) above.

            "Consolidated Net Worth" of any Person at any date means the consolidated stockholders' equity of such Person and its Restricted Subsidiaries at such date, as determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts included therein which are attributable to Redeemable Interests of such Person; provided, however, that, with respect to the Company and its Restricted Subsidiaries, adjustments following the date of this Indenture to the accounting books and records of the Company and its Restricted Subsidiaries in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect to.

            "Consolidated Subsidiaries" of any Person means all other Persons that would be accounted for as consolidated Persons in such Person's financial statements in accordance with generally accepted accounting principles as of such date or for such period, as the case may be; provided that, for any particular period (or portion thereof) during which any Subsidiary of such Person was an

Unrestricted Subsidiary, "Consolidated Subsidiaries" shall exclude such Subsidiary for such period (or portion thereof) during which it was an Unrestricted Subsidiary.

            "Consolidated Total Assets" of any Person at any date means the consolidated total assets of such Person and its Restricted Subsidiaries at such date, as determined on a consolidated basis in accordance with generally accepted accounting principles.

            "Corporate Trust Office" means the office of the Trustee maintained in New York, New York, at which at any particular time its corporate trust business shall be administered.

            "corporation" means a corporation, association, company, joint-stock company or business trust.

            "Credit Suisse Letter of Credit" means the irrevocable letter of credit, dated December 5, 1996, issued by Credit Suisse in favor of the Trustee in the amount of $27 million under the Credit Agreement, dated as of July 30, 1996, among Allied Parent, the existing credit parties named therein, Credit Suisse and the bank lenders party thereto.

            "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Redeemable Interests of such Person at the time of determination, (vii) every net payment obligation of such Person under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements at the time of determination and (viii) every obligation of the type referred to in Clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or for which such Person is responsible or liable, directly or indirectly, jointly or severally, as obligor, Guarantor or otherwise.

            "Defaulted Interest" has the meaning specified in Section 308.

            "Depositary" means, with respect to any Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Securities (or any successor securities clearing agency so registered).

            "DTC" means The Depository Trust Company, a New York corporation.

            "Euroclear" means the Euroclear Clearance System
(or any successor securities clearing agency).

            "Event of Default" has the meaning specified in Section 501.

            "Excepted Disposition" means a transfer, conveyance, sale, lease or other disposition by the Company or any Restricted Subsidiary of (i) the Capital Stock or assets of Specialized Waste or (ii) any other asset of the Company or any Restricted Subsidiary the fair market value of which does not exceed $5 million by itself or $10 million in aggregate with all other assets disposed of in Excepted Dispositions under this Clause (ii) in any fiscal year.

            "Exchange Act" means the Securities Exchange Act of 1934 (or any successor statute), as it may be amended from time to time.

            "Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of December 5, 1996, among the Company, Allied Parent, Goldman, Sachs & Co., Citicorp Securities, Inc. and CS First Boston Corporation, as representatives of the Initial Purchasers, and the Holders from time to time as provided therein, as such agreement may be amended from time to time.

            "Exchange Offer" means an offer made by the Company pursuant to the Exchange and Registration Rights Agreement under an effective registration statement under the Securities Act to exchange securities substantially identical to Outstanding Securities (except for the differences provided for herein) for Outstanding Securities.

            "Exchange Registration Statement" means a registration statement of the Company under the Securities Act registering Exchange Securities for distribution pursuant to the Exchange Offer.

            "Exchange Securities" means the Securities issued pursuant to the Exchange Offer and their Successor Securities.

            "Expiration Date" has the meaning specified in Section 104.

            "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

            "Guarantors" means Allied Parent, the Subsidiary Guarantors and, upon issuance of the Allied Finance Guarantee, Allied Finance.

            "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt, or dividends or distributions on any equity security, of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "IAI Securities" means the Securities sold by the Initial Purchasers in the initial offering contemplated by the Note Purchase Agreement in reliance on an exemption from the registration requirements of the Securities Act other than Rule 144A and Regulation S.

            "Increased Bank Facility Limit" means, in connection with any Bank Facility Capacity Increase, the amount that is the least of (i) the aggregate amount of Debt permitted to be outstanding under the terms of the Bank Agreement, as amended pursuant to such Bank Facility Capacity Increase, (ii) the amount equal to three times

Consolidated EBITDA of the Company for the most recently ended four fiscal quarters period for which financial statements are available immediately preceding the date of such Bank Facility Capacity Increase and (iii) the amount equal to the sum of (x) the maximum amount of Debt that the Company would be permitted to Incur on such date under the Consolidated EBITDA Coverage Ratio test set forth in the first paragraph of Section 1008 on the terms contemplated by the Bank Agreement, as amended pursuant to such Bank Facility Capacity Increase, and (y) the aggregate amount of Debt outstanding under the Bank Agreement on such date.

            "Incur" means, with respect to any Debt of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt, or the taking of any other action which would cause such Debt, in accordance with generally accepted accounting principles to be recorded on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing), provided that, the Debt of any other Person becoming a Restricted Subsidiary of such Person will be deemed for this purpose to have been Incurred by such Person at the time such other Person becomes a Restricted Subsidiary of such Person; provided, further, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

            "Independent Investment Banker" has the meaning specified in the definition of "Comparable Treasury Issue."

            "Initial Purchasers" means Goldman, Sachs & Co., Citicorp Securities, Inc., CS First Boston Corporation and Jeffries & Co., Inc., as purchasers of the Securities from the Company pursuant to the Note Purchase Agreement.

            "Intercompany Agreements" means the Management Agreement between Allied Parent and the Company dated November 15, 1996.

            "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

            "Interest Rate or Currency Protection Agreement" of any Person means any interest rate protection agreement (including, without limitation, interest rate swaps, caps, floors, collars, derivative instruments and similar agreements), and/or other types of interest hedging agreements and any currency protection agreement (including foreign exchange contracts, currency swap agreements or other currency hedging arrangements).

            "Investment" by any Person in any other Person means (i) any direct or indirect loan, advance or other extension of credit or capital contribution to or for the account of such other Person (by means of any transfer of cash or other property to any Person or any payment for property or services for the account or use of any Person, or otherwise), (ii) any direct or indirect purchase or other acquisition of any Capital Stock, bond, note, debenture or other debt or equity security or evidence of Debt, or any other ownership interest, issued by such other Person, whether or not such acquisition is from such or any other Person, (iii) any direct or indirect payment by such Person on a Guaranty of any obligation of or for the account of such other Person or any direct or indirect issuance by such Person of such a Guaranty or (iv) any other investment of cash or other property by such Person in or for the account of such other Person.

            "Laidlaw" means Laidlaw Inc., a corporation organized under the laws of Canada.

            "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement or title exception, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Med Track", means Laidlaw Med Track Medical Services, Inc., a British Columbia corporation. Upon closing the Acquisition, the Company will own 55% of the common stock of Med Track.

            "Net Available Proceeds" from any Asset Disposition by any Person that is the Company or any Restricted Subsidiary means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Debt or other obligations relating to such properties or assets or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by such Person or its Restricted Subsidiaries on any Debt that is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or that must, by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) amounts provided as a reserve by such Person or its Restricted Subsidiaries, in accordance with generally accepted accounting principles, against liabilities under any indemnification obligations to the buyer in such Asset Disposition (except to the extent and at the time any such amounts are released from any such reserve, such amounts shall constitute Net Available Proceeds) and (iv) all distributions and other payments made to minority interest holders in Restricted Subsidiaries of such Person or joint ventures as a result of such Asset Disposition.

            "Net Offering Proceeds" of any Public Offering of securities by any Person means the aggregate proceeds consisting of cash and cash equivalents received by such Person from such Public Offering, net of all underwriting and placement discounts, commissions and similar costs.

            "Note Purchase Agreement" means the Purchase Agreement, dated as of November 25, 1996, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.


            "Notice of Default" means a written notice of the kind specified in
Section 501(4).

            "Offer Document" has the meaning specified in the definition of "Offer to Purchase".

            "Offer Expiration Date" has the meaning specified in the definition of "Offer to Purchase".

            "Offer to Purchase" means an offer, set forth in a writing (the "Offer Document") sent by the Company by first class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Offer Document, to purchase up to the principal amount of Securities specified in such Offer Document at the purchase price specified in such Offer Document (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer Document shall specify an expiration date (the "Offer Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer Document and a settlement date (the "Purchase Date") for the purchase of Securities within five Business Days after the Offer Expiration Date. The Company shall notify the Trustee in writing at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer Document of the Company's obligation to make an Offer to Purchase, and the Offer Document shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer Document shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" required to be filed with the Trustee pursuant to Section 1016 (which requirements may be satisfied by delivery of such documents together with the Offer Document), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in Clause (i) (including a description of the events requiring the Company to make the Offer to Purchase),
(iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer Document shall contain all instructions and materials necessary to enable such Holder to tender Securities pursuant to the Offer to Purchase. The Offer Document shall also state:

            (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

            (2) the Offer Expiration Date and the Purchase Date;

            (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined as required by this Indenture) (the "Purchase Amount");

            (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture);

            (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

            (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

            (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

            (8) that on the Purchase Date the purchase price will become due and payable upon each Security accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

            (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer Document prior to the close of business on the Offer Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing and bearing appropriate signature guarantees);

          (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Offer Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

          (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); and

          (12) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer Document for such Offer to Purchase.

            "Officers' Certificate" of the Company or any Guarantor means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or such Guarantor, as the case may be, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1021 shall be the principal executive, financial or accounting officer of the Company. Unless the context otherwise requires, each reference herein to an "Officers' Certificate" shall mean an Officers' Certificate of the Company. References herein, or in any Security or Senior Subordinated Guarantee, to any officer of a Guarantor or other Person that is a partnership shall mean such officer of the partnership or, if none, of a general partner of the partnership authorized thereby to act on its behalf.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

            "Original Securities" means all Securities other than Exchange Securities.

            "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Guarantor) in trust or set aside and segregated in trust by the Company or a Guarantor (if the Company or a Guarantor, as the case may be, shall act as a Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (iii) Securities which have been defeased pursuant to Section 1202; and

            (iv) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Out-standing, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "Parent Guarantee" means the unconditional guarantee, on a senior subordinated basis, by Allied Parent of the due and punctual payment of principal (premium, if any) and interest on the Securities, as provided pursuant to Article Thirteen.

            "pari passu", when used with respect to the ranking of any Debt of any Person in relation to other Debt of such Person, means that each such Debt
(a) either (i) is not subordinated in right of payment to any other Debt of such Person or (ii) is subordinate in right of payment to the same Debt of such Person as is the other Debt and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other Debt or to any Debt of such Person as to which the other Debt is not so subordinate.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

            "Permitted Interest Rate or Currency Protection Agreement" of any Person means any Interest Rate or Currency Protection Agreement entered into with one or more financial institutions in the ordinary course of business that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred and which shall have a notional amount no greater than the payments due with respect to the Debt being hedged thereby.

            "Permitted Investment" means (i) Investments in the Company or any Person that is, or as a consequence of such Investment becomes, a Wholly Owned Restricted Subsidiary, (ii) securities either issued directly or fully guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof having maturities of not more than one year,
(iii) time deposits and certificates of deposit, demand deposits and banker's acceptances having maturities of not more than one year from the date of deposit, of any domestic commercial bank having capital and surplus in excess of $500 million and having peer group rating of B or better (or the equivalent thereof) by Thompson BankWatch, Inc. or outstanding long-term debt rated BBB or better (or the equivalent thereof) by Standard & Poor's Ratings Group or Baa or better (or the equivalent thereof) by Moody's Investors Service, Inc., (iv) demand deposits made in the ordinary course of business and consistent with the Company's customary cash management policy in any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof, (v) insured deposits issued by commercial banks of the type described in Clause (iv) above, (vi) mutual funds whose investment guidelines restrict such funds' investments primarily to those satisfying the provisions of Clauses (i) through (iii) above, (vii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in Clauses (ii) and (iii) above entered into with any bank meeting the qualifications specified in Clause (iii) above, (viii) commercial paper (other than commercial paper issued by an Affiliate or Related Person) rated A-1 or the equivalent thereof by Standard & Poor's Ratings Group or P-1 or the equivalent thereof by Moody's Investors Service, Inc., and in each case maturing within 360 days, (ix) receivables owing to the Company or a Restricted Subsidiary of the Company if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (x) any Investment consisting of loans and advances to employees of the Company or any Restricted Subsidiary for travel, entertainment, relocation or other expenses in the ordinary course of business, (xi) any Investment consisting of loans and advances by the Company or any Restricted Subsidiary to its employees, officers and directors of the Company or Allied Parent, in connection with management incentive plans not to exceed $5 million at any time outstanding; provided, however, that to the extent the proceeds thereof are used to purchase Capital Stock (other than Redeemable Interests) of Allied Parent and Allied Parent uses the proceeds thereof to acquire Capital Stock (other than Redeemable Interests) of the Company, such limitation on the amount of such Investments at any time outstanding shall not apply with respect to such Investments, (xii) any Investment consisting of a Permitted Interest Rate or Currency Protection Agreement, (xiii) any Investment acquired by the Company or any of its Restricted Subsidiaries (A) in exchange for any other Investment or accounts receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (B) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default, (xiv) any Investment that constitutes part of the consideration from an Asset Disposition made pursuant to, and in compliance with, Section 1014, (xv) Investments the payment for which consists exclusively of Capital Stock (exclusive of Redeemable Interests) of the Company and (xvi) other Investments in an aggregate amount of not to exceed $50 million.

            "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Security" of any particular Security means every Security issued before, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

            "Primary Treasury Dealer" has the meaning specified in the definition of "Reference Treasury Dealer."

            "Public Offering" means any underwritten public offering of Common Stock pursuant to a registration statement filed under the Securities Act.

            "Purchase Amount" has the meaning specified in the definition of "Offer to Purchase".

            "Purchase Date" has the meaning specified in the definition of "Offer to Purchase".

            "Purchase Price" has the meaning specified in the definition of "Offer to Purchase".

            "Redeemable Interest" of any Person means any equity security of or other ownership interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the occurrence of an event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for Debt or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final Stated Maturity of the Securities.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Reference Treasury Dealer" means each of Goldman, Sachs & Co., Citicorp Securities, Inc. and CS First Boston Corporation and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

            "Reference Treasury Dealer Quotations" has the meaning specified in the definition of "Comparable Treasury Price."

            "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

            "Registration Default" means the occurrence of any of the following events: (i) the Company has not filed the Exchange Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to the Exchange and Registration Rights Agreement, (ii) the Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective under the requirements of the Exchange and Registration Rights Agreement or (iii) the Exchange Offer has not been completed within 45 days after the initial effective date of the Exchange Registration Statement relating to the Exchange

Offer (if the Exchange Offer is then required to be made under the Exchange and Registration Rights Agreement) or (iv) any Exchange Registration Statement or Shelf Registration Statement required to be filed pursuant the Exchange and Registration Rights Agreement is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective.

            "Registration Default Period" means any period during which a Registration Default has occurred and is continuing.

            "Regular Record Date" for the interest payable on any Interest Payment Date means May 15 and November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

            "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

            "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

            "Regulation S Global Security" has the meaning specified in Section 201.

            "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon Regulation S Securities.

            "Regulation S Securities" means all Securities required pursuant to
Section 306(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

            "Reinvested Amounts", with respect to any Asset Disposition, means amounts invested, within one year from the later of the date of the related Asset Disposition or the receipt of the Net Available Proceeds from such Asset Disposition, in assets that will be used in the business of the Company or any of its Wholly Owned Restricted Subsidiaries as such business is conducted prior to such Asset Disposition (determined by the Board of Directors in good faith, as evidenced by a resolution of such Board of

Directors), and, upon consummation of such investment, are owned by the Company or any of its Restricted Subsidiaries.

            "Related Person" of any Person means, without limitation, any other Person owning (a) 5% or more of the outstanding Common Stock of such Person or
(b) 5% or more of the Voting Stock of such Person.

            "Required Filing Dates" has the meaning specified in Section 1016.

            "Restricted Global Security" has the meaning specified in Section
201.

            "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the last original issue date of the Securities.

            "Restricted Securities" means all Securities required pursuant to
Section 306(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Security.

            "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

            "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Restricted Security.

            "Restricted Subsidiary" means (i) at any date, a Subsidiary of the Company that is not an Unrestricted Subsidiary as of such date and (ii) for any period, a Subsidiary of the Company that for any portion of such period is not an Unrestricted Subsidiary, provided that such term shall mean such Subsidiary only for such portion of such period.

            "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

            "Rule 144A Securities" means the Securities purchased by the Initial Purchasers from the Company pursuant to the Note Purchase Agreement, other than the IAI Securities and the Regulation S Securities.

            "Sale and Leaseback Transaction" means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by a Person of any property or asset of such Person which has been or is being sold or transferred, more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof, by such Person to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

            "Secured Obligations" has the meaning specified in Section 1101.

            "Securities" has the meaning specified in the first paragraph of the recitals to this instrument and includes the Exchange Securities.

            "Securities Act" means the Securities Act of 1933 (or any successor statute), as it may be amended from time to time.

            "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

            "Senior Debt" means (i) with respect to the Company, Debt created pursuant to the Bank Agreement, (ii) with respect to the Company, any Guarantor or any Restricted Subsidiary, Debt of such Person referred to in Clauses (i),
(ii), (iii), (v) or (vii) of the definition of Debt, whether Incurred on or prior to the date of this Indenture or thereafter Incurred, (iii) with respect to the Company, any Guarantor or any Restricted Subsidiary, Guarantees by such Person of Senior Debt and (iv) amendments, modifications, renewals, extensions, refinancings and refundings of any such Debt; provided, however, the following shall not constitute Senior Debt: (A) any Debt owed to a Person when such Person is a Subsidiary of the Company, (B) any Debt which by the terms of the instrument creating or evidencing the same is pari passu or subordinated in right of payment to the Securities, (C) any Debt Incurred in violation of this Indenture or (D) any Debt which is subordinate in right of payment in any respect to any other Debt of the Company. For purposes of this definition, "Debt" includes any obligation to pay principal, premium (if any), interest, penalties, reimbursement or indemnity amounts, fees and expenses (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-petition interest is allowed in such proceeding).

            "Senior Subordinated Guarantees" means the Parent Guarantee, the Allied Finance Guarantee and the Subsidiary Guarantees.

            "Shelf Registration Statement" means a shelf registration statement under the Securities Act filed by the Company, if required by, and meeting the requirements of, the Exchange and Registration Rights Agreement, registering Original Securities for resale.

            "Special Interest" has the meaning specified in the form of the Securities set forth in Section 202.

            "Special Mandatory Redemption" has the meaning specified in Section 1101.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

            "Specialized Waste" means Specialized Waste Systems, Inc., a Texas corporation. The Company owns 50% of the Common Stock and 100% of the Preferred Stock of Specialized Waste.

            "Stated Maturity", when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest, as the case may be, is due and payable.

            "Stock Purchase Agreement" means the Stock Purchase Agreement, dated September 17, 1996, among Allied Parent, the Company, Allied Canada, Laidlaw and certain of its subsidiaries for the acquisition (the "Acquisition") by Allied Parent and certain of its Subsidiaries of substantially all of the non-hazardous solid waste management business conducted by Laidlaw in the United States and Canada.

            "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such

Person or by such Person and one or more Subsidiaries thereof, (ii) a partnership of which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs or (iii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership interest and power to direct the policies, management and affairs thereof. Except as otherwise expressly provided or unless the context otherwise requires, references herein to "Subsidiary" shall mean a Subsidiary of the Company.

            "Subsidiary Guarantees" means the unconditional guarantees on a senior subordinated basis by the respective Subsidiary Guarantors of the due and punctual payment of principal, premium, if any, and interest on the Securities, as provided pursuant to Article Thirteen.

            "Subsidiary Guarantors", as of any time, means each and all of the Restricted Subsidiaries at such time, other than Allied Insurance, which Subsidiary Guarantors as of the date of this Indenture are set forth in Schedule I hereto.

            "Successor Company" has the meaning specified in Section 801.

            "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date,

"Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            "Unpermitted Debt" has the meaning specified in Section 1018.

            "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

            "Unrestricted Subsidiary" means (i) at any date, a Subsidiary of the Company that is an Unrestricted Subsidiary in accordance with the provisions of
Section 1018 and (ii) for any period, a Subsidiary of the Company that for any portion of such period is an Unrestricted Subsidiary in accordance with the provisions of Section 1018, provided that such term shall mean such Subsidiary only for such portion of such period.

            "Vice President", when used with respect to the Company, any Guarantor or the Trustee, means any vice president of such Person, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Voting Stock" of any Person means Capital Stock of such Person that ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

            "Weighted Average Life to Maturity" means, as of the date of determination, with respect to any Debt, the quotient obtained by dividing (i) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of such Debt and the amount of such principal by (ii) the sum of all such principal payments.

            "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by the Company or by one or more Wholly Owned Restricted Subsidiaries or by the Company and one or more Wholly Owned Restricted Subsidiaries.

SECTION 102.    Compliance Certificates and Opinions.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or this Indenture. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.   Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.   Acts of Holders; Record Dates.

            Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            The ownership of Securities shall be proved by the Security
Register.

            Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

            The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

            With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

            Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105.      Notices, Etc., to Trustee, Company and
                  Guarantors.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
      Attention: Corporate Trust Department, or at any other address previously furnished in writing to the Holders or the Company by the Trustee, or, with respect to notices by the Company or any Guarantor, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers: (612) 244-0711 or to any other facsimile number previously furnished in writing to the Company by the Trustee, or

            (2) the Company or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to it addressed to it at the address of the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or, with respect to notices by the Trustee, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number: (602) 481-9347 or to any other facsimile number previously furnished in writing to the Trustee by the Company.

SECTION 106.   Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.      Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this

Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company, the Guarantors and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

SECTION 108.      Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.      Successors and Assigns.

            All covenants and agreements in this Indenture by the Company or any Guarantor shall bind its successors and assigns, whether so expressed or not.

SECTION 110.      Separability Clause.

            In case any provision in this Indenture or in the Securities or the Senior Subordinated Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.      Benefits of Indenture.

            Nothing in this Indenture or in the Securities or the Senior Subordinated Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders of Securities and the holders of any Senior Debt, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.      Governing Law.

            THIS INDENTURE, THE SECURITIES AND THE SENIOR SUBORDINATED GUARANTEES ENDORSED THEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 113.      Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities or any Senior Subordinated Guarantee) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.


                                   ARTICLE TWO

                Security and Senior Subordinated Guarantee Forms

SECTION 201.      Forms Generally; Initial Forms of Rule 144A,
                  Regulation S and IAI Securities.

            The Securities, the Senior Subordinated Guarantees to be endorsed thereon and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Senior Subordinated Guarantees, as the case may be, as evidenced by their execution thereof.

            The definitive Securities and Senior Subordinated Guarantees to be endorsed thereon shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities or Senior Subordinated Guarantees, as the case may be, as evidenced by their execution thereof.

            Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security are collectively herein called the "Restricted Global Security".

            Upon their original issuance, Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Cedel. Such Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security are collectively herein called the "Regulation S Global Security".

            Upon their original issuance, IAI Securities shall not be issued in the form of a Global Security or in any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

SECTION 202.      Form of Face of Security.

            [IF THE SECURITY IS A RESTRICTED SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS AS SET FORTH IN (A) ABOVE OR TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE (A) AND (B), IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. SECURITIES OWNED BY

AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM AND MAY NOT BE TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS, AS PROVIDED IN THE INDENTURE REFERRED TO BELOW.]

            [IF THE SECURITY IS A REGULATION S SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

            [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

            [IF THE SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        ALLIED WASTE NORTH AMERICA, INC.
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2006

                     GUARANTEED AS TO PAYMENT OF PRINCIPAL,
                        PREMIUM, IF ANY, AND INTEREST BY
                          ALLIED WASTE INDUSTRIES, INC.
                           AND CERTAIN SUBSIDIARIES OF
                        ALLIED WASTE NORTH AMERICA, INC.

[If Restricted Global Security - CUSIP No. 01958XAA5]

[If Regulation S Security - CUSIP No.      U01971AA5]
[If Regulation S Global Security - ISIN No. USU01971AA53]
[If IAI Security - CUSIP No. 01958XAB3]

No. __________                                                         $________

            Allied Waste North America, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of ______________ Dollars [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- , or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $525,000,000 in the aggregate at any time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture,] on December 1, 2006 and to pay interest thereon from December 5, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing June 1, 1997, at the rate of 10.25% per annum, until the principal hereof is paid or made available for payment; provided that any amount of principal of (and premium, if any) and interest on this Security which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate of 12.25% per annum, from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand [IF THE SECURITY IS AN ORIGINAL SECURITY, THEN INSERT -- ; provided further that, if any Registration Default occurs under the Exchange and Registration Rights Agreement, as liquidated damages for such Registration Default, special interest ("Special Interest"), in addition to the Base Interest, shall accrue during the Registration Default Period for such Registration Default at a per annum rate of 0.25% for the first 90 days of such Registration Default Period, at a per annum rate of 0.50% for the second 90 days of such Registration Default Period, at a per annum rate of 0.75% for the third 90 days of such Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of such Registration Default Period].

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or

November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date [IF THE SECURITY IS AN ORIGINAL SECURITY, THEN INSERT --, provided that any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date]. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on this Security shall be computed on the basis set forth in the Indenture.

            Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal (and premium, if any) and interest on Securities, the Holders of which have given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                        ALLIED WASTE NORTH AMERICA, INC.

[SEAL]



                        By___________________________________


Attest:


___________________________________



SECTION 203.    Form of Reverse of Security.

            This Security is one of a duly authorized issue of Securities of the Company designated as its 10 1/4% Senior Subordinated Notes Due 2006 (herein called the "Securities"), limited in aggregate principal amount to $525,000,000, issued and to be issued under an Indenture, dated as of December 1, 1996 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantors named therein and First Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee, the holders of the Senior Debt and the Holders of the Securities and of the terms upon which the Securities, with the Senior Subordinated Guarantees endorsed thereon, are, and are to be, authenticated and delivered.

            The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at any time on or after December 1, 2001 and prior to maturity, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount) if redeemed during the 12-month period beginning December 1, of the years indicated,

                  Year           Redemption Price
                  ----           ----------------

                  2001              105.1250%
                  2002              103.4167%
                  2003              101.7083%

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued but unpaid interest (including Special Interest) to but excluding the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof.

            The Securities are further subject to redemption, prior to December 1, 2001, at the option of the Company, in whole or in part, at any time, upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at a Redemption Price equal to the greater of (i) 100% of their principal amount or
(ii) the sum of the present value of the remaining scheduled payments of principal and interest thereon discounted to maturity on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 75 basis points, plus in each case accrued interest (including Special Interest) to but excluding the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof.

            The Securities are further subject to redemption, at any time, or from time to time, prior to the date that is 180 days after the Acquisition Closing, in an amount up to $100 million in aggregate principal amount, at the option of the Company, from the net proceeds of one or more Asset Dispositions by the Company or its Subsidiaries, at a Redemption Price equal to 110.25% of the principal amount thereof, together with accrued but unpaid interest (including Special Interest) to the Redemption Date provided that the notice of redemption is mailed within 30 days following the closing of the corresponding Asset Disposition. Such redemption shall occur upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000. Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof.

            The Securities are further subject to redemption at any time or from time to time, prior to December 1, 1999, in an amount up to 331/3% in aggregate principal amount of Securities originally issued under the Indenture, at the option of the Company, from the net proceeds of one or more Public Offerings of Capital Stock (other than Redeemable Interests) of Allied Parent, at a Redemption Price equal to 110.25% of the principal amount thereof, together with accrued but unpaid interest (including Special Interest) to the Redemption Date, provided that the notice of redemption with respect to any such redemption is mailed within 30 days following the closing of the corresponding Public Offering. Such redemption shall occur upon not less than 30 nor more than 60 days notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000. Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof.

            The Securities are further subject to a Special Mandatory Redemption at 100.5% of the principal amount of the Securities, together with accrued but unpaid interest (including Special Interest) to the Redemption Date, in the event (a) the Company has concluded, in its sole judgment, that the Acquisition will not be consummated on or prior to March 5, 1997, as certified to the Trustee pursuant to the requirements of the Collateral Agreement or (b) for any other reason, funds are not released from the Collateral Account pursuant to
Section 4.2 of the Collateral Agreement for purposes of funding the Acquisition.

            The Securities do not have the benefit of any sinking fund obligations.

            The Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available to the Company as a result of Asset Dispositions or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

            In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities of like tenor for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

            As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are Guaranteed, jointly and severally on a senior subordinated basis, pursuant to Senior Subordinated Guarantees endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Senior Subordinated Guarantees. The Indenture provides that a Guarantor shall be released from its Senior Subordinated Guarantee upon compliance with certain conditions.

            The Securities and the Senior Subordinated Guarantees shall be subordinated in right of payment to Senior Debt of the Company and the Guarantors, respectively, as provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time

Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on the Purchase Date).

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            The Indenture, this Security and the Senior Subordinated Guarantees endorsed hereon shall be governed by and construed in accordance with the laws of the State of New York.

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1014 or 1015 of the Indenture, check the box:

                                   / /

            If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1014 or 1015 of the Indenture, state the amount: $___________

Dated:______________         Your Signature:____________________________________
                                            (Sign exactly as name
                                             appears on the other
                                             side of this Security)


Signature Guarantee:____________________________________________________________
                    Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SECTION 204.      Form of Trustee's Certificate of
                  Authentication.

            This is one of the Securities with the Senior Subordinated Guarantees referred to in the within-mentioned Indenture.

                              ___________________________,
                                    as Trustee


                              By  ___________________________
                                       Authorized Signature

SECTION 205.      Form of Senior Subordinated Guarantee.

                          SENIOR SUBORDINATED GUARANTEE

            For value received, each of the Guarantors named (or deemed herein to be named) below hereby jointly and severally unconditionally guarantees, on a senior subordinated basis to the Holder of the Security upon which this Senior Subordinated Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Company punctually to make any such payment, each of the Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

            The Senior Subordinated Guarantee of each Guarantor shall be subordinated in right of payment to the Senior Debt of such Guarantor as provided in the Indenture.

            Each of the Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same, any creation, exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of, all or of any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company (or, with respect to the Allied Finance Guarantee, Allied Parent) or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company (or, with respect to the Allied Finance Guarantee, Allied Parent) or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company (or, with respect to the Allied Finance Guarantee, Allied Parent), protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Senior Subordinated Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Senior Subordinated Guarantee. Each of the Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against each of the Guarantors to enforce this Senior Subordinated Guarantee without first proceeding against the Company. Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities (or with respect to the Allied Finance Guarantee, the Guarantee of Allied Parent), such Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

            No reference herein to the Indenture and no provision of this Senior Subordinated Guarantee or of the Indenture shall alter or impair the Senior Subordinated Guarantee of any Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which this Senior Subordinated Guarantee is endorsed.

            Each Guarantor shall be subrogated to all rights of the Holder of such Security against the Company (or, with respect to the Allied Finance Guarantee, against Allied

Parent) in respect of any amounts paid by such Guarantor on account of such Security (or with respect to the Allied Finance Guarantee, on account of the Guarantee of Allied Parent) pursuant to the provisions of its Senior Subordinated Guarantee or the Indenture; provided, however, that such Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

            This Senior Subordinated Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company (or with respect to the Allied Finance Guarantee, Allied Parent) for liquidation or reorganization, should the Company (or with respect to the Allied Finance Guarantee, Allied Parent) become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's (or with respect to the Allied Finance Guarantee, Allied Parent's) assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities (or with respect to the Allied Finance Guarantee, on the Guarantee of Allied Parent), whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Senior Subordinated Guarantee.

            The Guarantors or any particular Guarantor shall be released from this Senior Subordinated Guarantee upon the terms and subject to certain conditions provided in the Indenture.

            By delivery of a supplemental indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Subsidiary Guarantee for the benefit of the Holder of the Security upon which this Subsidiary Guarantee is endorsed, with the same effect as if such Subsidiary Guarantor was named below and had executed and delivered this Subsidiary Guarantee.

            All terms used in this Senior Subordinated Guarantee which are defined in the Indenture referred to in the Security upon which this Senior Subordinated Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

            This Senior Subordinated Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Senior Subordinated Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

            Reference is made to Article Thirteen of the Indenture for further provisions with respect to this Senior Subordinated Guarantee.

            THIS SENIOR SUBORDINATED GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, each of the Guarantors has caused this Senior Subordinated Guarantee to be duly executed.


                              Allied Waste Industries, Inc.,
                              As Guarantor


                              By: _________________________
                                         [Officer]

Attest:


__________________________
         [Secretary]
    [Assistant Secretary]


                              Each of the Subsidiary Guarantors
                              Listed on Schedule I to the
                              Indenture,
                              As Guarantor


                              By:* _________________________
                                         [Officer]

Attest:*


_________________________
         [Secretary]
    [Assistant Secretary]



--------
*     Signing as duly authorized officer for each such Subsidiary Guarantor.

                                  ARTICLE THREE

                                 The Securities

SECTION 301.      Title and Terms.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $525,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 307, 906, 1109 or in connection with an Offer to Purchase pursuant to Section 1014 or 1015. The Company may issue Exchange Securities from time to time pursuant to an Exchange Offer, in each case pursuant to a Board Resolution and subject to Section 303, in authorized denominations in exchange for a like principal amount of Original Securities. Upon any such exchange the Original Securities shall be cancelled in accordance with Section 310 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Original Securities and Exchange Securities Outstanding exceed $525,000,000.

            The Securities shall be known and designated as the "10 1/4% Senior Subordinated Notes Due 2006" of the Company. Their Stated Maturity shall be December 1, 2006 and they shall bear interest at the rate of 10.25% per annum (the "Base Interest"), from December 5, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 1 and December 1, commencing June 1, 1997, until the principal thereof is paid or made available for payment; provided, however, with respect to Original Securities, that if a Registration Default occurs, as liquidated damages for such Registration Default, Special Interest, in addition to the Base Interest, shall accrue during the Registration Default Period for such Registration Default at a per annum rate of 0.25% for the first 90 days of such Registration Default Period, at a per annum rate of 0.50% for the second 90 days of such Registration Default Period, at a per annum rate of 0.75% for the third 90 days of such Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of such Registration Default Period. The Company shall provide written notice to the Trustee of any Registration Default and of the end of the Registration Default Period for such Registration Default. Accrued Special Interest, if any, shall be paid in cash in arrears semi-annually on June 1 and December 1 in each year.

            The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal (and premium, if any) and interest on Securities, the Holders of which have given wire transfer instructions to the Company or its agent at least 10 Business Days prior to the applicable payment date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

            The Securities shall be subject to redemption as provided in Article Eleven.

            The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1014 and 1015.

            The Securities shall not have the benefit of any sinking fund obligations.

            The Securities shall be subject to defeasance at the option of the Company as provided in Article Twelve.

            The Securities shall be Guaranteed by the Guarantors as provided in Article Thirteen.

            The Securities and each of the Senior Subordinated Guarantees shall be subordinated in right of payment to Senior Debt of the Company and each of the Guarantors, respectively, as provided in Article Fourteen.

            Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including with respect to any amendment, waiver, acceleration or other Act of Holders, redemption or Offer to Purchase.

SECTION 302.      Denominations.

            The Securities shall be issuable only in registered form without coupons, and only in denominations of $1,000 and, any integral multiple thereof.

SECTION 303.      Execution, Authentication, Delivery
                  and Dating.

            The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and having endorsed (by attachment or imprint) thereon the Senior Subordinated Guarantees executed as provided in Section 1302 by the Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with such Senior Subordinated Guarantees endorsed thereon; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities with such Senior Subordinated Guarantees endorsed thereon as in this Indenture provided and not otherwise.

            At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Company may deliver Exchange Securities executed by the Company, and having endorsed thereon the Senior Subordinated Guarantees executed under Section 1302 by the Guarantors, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities, with the Senior Subordinated Guarantees endorsed thereon. Prior to authenticating such Exchange Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section
601) shall be
fully protected in relying upon, an Opinion of Counsel stating in substance

            (a) that all conditions hereunder precedent to the authentication and delivery of such Exchange Securities with the Senior Subordinated Guarantees of the Guarantors endorsed thereon have been complied with and that such Exchange Securities and the Senior Subordinated Guarantees of the Guarantors endorsed thereon, when such Securities have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), have been duly issued and delivered and will constitute valid and legally binding obligations of the Company and the Guarantors, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

            (b) that the issuance of the Exchange Securities in exchange for Original Securities has been effected in compliance with the Securities Act.

            Each Security shall be dated the date of its authentication.

            No Security or Senior Subordinated Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that each Senior Subordinated Guarantee endorsed thereon has been duly endorsed thereon and delivered hereunder.

SECTION 304.      Temporary Securities.

            Pending the preparation of definitive Securities and Senior Subordinated Guarantees, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities with temporary Senior Subordinated Guarantees endorsed thereon, which Securities and Senior Subordinated Guarantees are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities and Senior

Subordinated Guarantees, respectively, in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Senior Subordinated Guarantees may determine, as evidenced by their execution thereof.

            If temporary Securities are issued, the Company will cause definitive Securities and Senior Subordinated Guarantees to be prepared without unreasonable delay. After the preparation of definitive Securities and Senior Subordinated Guarantees, the temporary Securities shall be exchangeable for definitive Securities with definitive Senior Subordinated Guarantees endorsed thereon, upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations having endorsed thereon definitive Senior Subordinated Guarantees executed by the Guarantors. Until so exchanged the temporary Securities and Senior Subordinated Guarantees shall in all respects be entitled to the same benefits under this Indenture as definitive Securities and Senior Subordinated Guarantees, respectively.

SECTION 305.      Global Securities.

            (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

            (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary, (ii) the Company executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

            (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to
Section 306(c) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

            (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.


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




            (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture, the Securities and the Senior Subordinated Guarantees, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

SECTION 306.      Registration, Registration of Transfer and
                  Exchange Generally; Restrictions on Transfer and Exchange; Securities Act Legends.

            (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

            Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, each such new Security having endorsed thereon the Senior Subordinated Guarantee executed by each Guarantor.

            At the option of the Holder, and subject to the other provisions of this Section 306, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount, each such new Security having endorsed thereon the Senior Subordinated Guarantee executed by each Guarantor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate


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



and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities and the Senior Subordinated Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the respective Guarantors, evidencing the same debt, and (except for the differences between Original Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities and Senior Subordinated Guarantees endorsed thereon, respectively, surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 305, 306, 906, 1014, 1015 or 1109 not
involving any transfer.

            The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1105 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b).

                (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 305(c).

               (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 305(c).



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



              (iii) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(iii) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Restricted Security as provided in Section 306(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause
      (b)(vii) below, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 306(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(c).

               (iv) Regulation S Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Regulation S Security (other than a Global Security) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with this Clause (b)(iv) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Restricted Security as provided in Section 306(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regula-


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



      tion S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) if the transfer is to occur during the Restricted Period and the specified account is to be credited with a beneficial interest in the Restricted Global Security, a Restricted Securities Certificate satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 306(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(c).

                (v) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 306(a), provided that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in every case to Section 306(c)).

               (vi) Exchanges between Global Security and Non-Global Security.
      A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 305, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 306(c)). A Security that is not a Global Security may be exchanged for a beneficial interest in


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



      a Global Security only if (A) such exchange occurs in connection with a transfer effected in accordance with Clause (b)(iii) or (iv) above or (B) such Security is a Regulation S Security and such exchange occurs after the Restricted Period.

              (vii) Regulation S Global Security to be Held Through Euroclear or Cedel during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(vii) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) or (vi) above.

            (c) Securities Act Legends. Rule 144A Securities, IAI Securities and their respective Successor Securities shall bear a Restricted Securities Legend, and Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                (i) subject to the following Clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

               (ii) subject to the following Clauses of this Section 306(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 306(b)(v) or (vi) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

              (iii)  Registered Securities shall not bear a Securities Act
      Legend;



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



               (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

               (vi) notwithstanding the foregoing provisions of this Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

SECTION 307.      Mutilated, Destroyed, Lost and
                  Stolen Securities.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount, having endorsed thereon the Senior Subordinated Guarantees executed by the Guarantors and bearing a number not contemporaneously outstanding.



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



            If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by either of them to save each of them, each Guarantor and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, having endorsed thereon the Senior Subordinated Guarantees executed by the Guarantors and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security, and each Senior Subordinated Guarantee endorsed thereon, shall constitute an original additional contractual obligation of the Company and the relevant Guarantor, respectively, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and Senior Subordinated Guarantees, respectively, duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.



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



SECTION 308.      Payment of Interest; Interest
                  Rights Preserved.

            Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the


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



      Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 309.      Persons Deemed Owners.

            Prior to due presentment of a Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 308) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantors, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

SECTION 310.      Cancellation.

            All Securities surrendered for payment, redemption, repurchase pursuant to any Offer to Purchase, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, together with the Senior Subordinated Guarantees endorsed thereon, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall, together with the Senior Subordinated Guarantees endorsed thereon, be promptly cancelled by the Trustee. No

Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee, together with the Senior Subordinated Guarantees endorsed thereon, shall be disposed of by the Trustee and the Trustee will certify as to such disposal to the reasonable satisfaction of the Company.

SECTION 311.      Computation of Interest.

            Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months provided, however, that any Special Interest on Original Securities and any interest on overdue principal of (and premium, if any) and interest on any Securities, shall be computed on the basis of a 365-day or 366-day year, as the case may be, and the number of days actually elapsed during the relevant Registration Default Period or the period of default in the payment of such overdue principal (and premium, if any) or interest.

            Solely for purposes of disclosure under the Interest Act (Canada), if and to the extent it may be applicable, and only for such purposes, when interest under this Indenture is calculated using a rate based on a year of 360 days, such rate, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest is payable (or compounded) ends, and (z) divided by 360. Nothing contained in this paragraph shall in any way affect the amount of interest payable hereunder or the manner in which interest shall accrue or shall be payable hereunder.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.      Satisfaction and Discharge of Indenture.

            This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (1)  either

                  (A) all Securities theretofore authenticated and delivered
            (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and
            (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the
            Trustee for cancellation

                        (i) have become due and payable, or

                       (ii) will become due and payable at their Stated
                  Maturity within one year, or

                      (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantors; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.      Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    Remedies

SECTION 501.      Events of Default.

            "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (whether or not such payment is prohibited by Article Fourteen); or

            (3) failure to perform or comply with the provisions of Sections 801, 1014 and 1015; or

            (4) default in the performance, or breach, of any covenant or warranty of the Company or any Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) or the Securities, and continuance of such default or breach for a period of 60 days after there has been given, in the manner provided in Section 106, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) a default or defaults under the terms of any bond(s), debenture(s), note(s) or other evidence(s) of, or obligations constituting, Debt by the Company, any Guarantor or any Restricted Subsidiary, or under any mortgage(s), indenture(s), agreement(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced, any Debt of the Company, any Guarantor or any Restricted Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $25 million, whether such Debt now exists or is hereafter Incurred, which default or defaults constitute a failure to pay any portion of the principal or similar amount of such Debt when due and payable after the expiration of any applicable grace period with respect thereto or will have resulted in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

            (6) a final judgment or final judgments (not subject to appeal) for the payment of money are entered against the Company, Allied Parent, Allied Finance or any Restricted Subsidiary in an aggregate amount in excess of $25 million by a court or courts of competent jurisdiction, which judgments remain unstayed, undischarged or unbonded for a period of 60 days after the entry of such Judgment or Judgments; or

            (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company, Allied Parent, Allied Finance or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company, Allied Parent, Allied Finance or any Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, Allied Parent, Allied Finance or any

      Restricted Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, Allied Parent, Allied Finance or any Restricted Subsidiary or of any substantial part of the property of the Company, Allied Parent, Allied Finance or any Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Company, Allied Parent, Allied Finance or any Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

            (8) the commencement by the Company, Allied Parent, Allied Finance or any Restricted Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company, Allied Parent, Allied Finance or any Restricted Subsidiary to the entry of a decree or order for relief in respect of the Company, Allied Parent, Allied Finance or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, Allied Parent, Allied Finance or any Restricted Subsidiary or the filing by the Company, Allied Parent, Allied Finance or any Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company, Allied Parent, Allied Finance or any Restricted Subsidiary to the filing of such a petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company, Allied Parent, Allied Finance or any Restricted Subsidiary or of any substantial part of the property of the Company, Allied Parent, Allied Finance or any Restricted Subsidiary, or the making by the Company, Allied Parent, Allied Finance or any Restricted Subsidiary of an assignment for the benefit of creditors, or the admission by the Company, Allied Parent, Allied Finance or any Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company, Allied Parent, Allied Finance or any Restricted Subsidiary in furtherance of any such action.


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SECTION 502.      Acceleration of Maturity; Rescission
                  and Annulment.

            If an Event of Default (other than an Event of Default specified in Section 501(7) or (8)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(7) or (8) occurs and is continuing, the principal of and any accrued interest on the Securities then Outstanding shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

            At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company or any of the Guarantors has paid or deposited with the Trustee a sum sufficient to pay

                  (A)  all overdue interest on all Securities,

                  (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and any interest thereon at the rate borne by the Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided therefor in the Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;



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and

            (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.      Collection of Indebtedness and Suits
                  for Enforcement by Trustee.

            The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any principal (and premium, if any) and interest that is overdue, at the rate provided therefor in the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.



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SECTION 504.      Trustee May File Proofs of Claim.

            In case of any judicial proceeding relative to the Company, any Guarantor or any other obligor upon the Securities or the property of the Company or its creditors or of any Guarantor or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions, including participation as a member, voting or otherwise, of any committee of creditors, authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

            Notwithstanding the foregoing, no provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other such committee.

SECTION 505.      Trustee May Enforce Claims
                  Without Possession of Securities.

            All rights of action and claims under this Indenture or the Securities or any Senior Subordinated Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


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SECTION 506.      Application of Money Collected.

            Subject to Article Fourteen, any money collected by the Trustee pursuant to this Article, the Collateral Agreement or the Credit Suisse Letter of Credit, in each case shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 607; and

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 507.      Limitation on Suits.

            No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and



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            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508.      Unconditional Right of Holders to
                  Receive Principal, Premium and
                  Interest.

            Notwithstanding any other provision in this Indenture, but subject to the provisions of Article Fourteen, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the Purchase Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.      Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.      Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any


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



other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.      Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.      Control by Holders.

            The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.      Waiver of Past Defaults.

            The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase made by the Company), or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended


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



      without the consent of the Holder of each Outstanding Security affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.      Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, any Guarantor, the Trustee or any Holder, or group of Holders, holding in the aggregate at least 10% in principal amount of the Outstanding Securities or in any suit instituted by any Holder for the enforcement of principal of (and premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase required to be made pursuant to an Offer to Purchase, on or after the Purchase Date).

SECTION 515.      Waiver of Stay, Usury or Extension Laws.

            Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



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                                   ARTICLE SIX

                                   The Trustee

SECTION 601.      Certain Duties and Responsibilities.

            The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act, and shall include taking such actions and exercising such rights with respect to the Collateral (pursuant to the Collateral Agreement and making such drawings under the Credit Suisse Letter of Credit as may be necessary to protect and enforce the rights of the Holders under the Securities and this Indenture and as otherwise required by the other provisions of this Indenture. Notwithstanding the foregoing, no provision of this Indenture or the Collateral Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein or therein expressly so provided, every provision of this Indenture and the Collateral Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.      Notice of Defaults.

            The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.      Certain Rights of Trustee.

            Subject to the provisions of Section 601:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness


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



      or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or


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



      negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (h) Except with respect to Section 1001, the Trustee shall have no duty to inquire as to the performance by the Company or any Guarantor of the covenants set forth n Article Ten beyond its good faith review of any certificates or other notices received by it from the Company or any Guarantor.

SECTION 604.      Not Responsible for Recitals
                  or Issuance of Securities.

            The recitals contained herein and in the Securities and the Senior Subordinated Guarantees endorsed thereon, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantors, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Securities or the Senior Subordinated Guarantees endorsed thereon. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.      May Hold Securities.

            The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, any Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company, any Guarantor and any other obligor upon the Securities and the Senior Subordinated Guarantees with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.      Money Held in Trust.

            Subject to the requirements of the Collateral Agreement with respect to the Collateral, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or any Guarantor, as the case may be.



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SECTION 607.      Compensation and Reimbursement.

            The Company agrees

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder and under the Collateral Agreement (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture and the Collateral Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and the trust contemplated by the Collateral Agreement, including the costs and expenses, of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 608.      Disqualification; Conflicting Interests.

            If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.      Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50 million and has its Corporate Trust Office located in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus


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



of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.      Resignation and Removal;
                  Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company.

            (d)  If at any time:

            (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.      Acceptance of Appointment by Successor.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.      Merger, Conversion, Consolidation
                  or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.      Preferential Collection
                  of Claims Against Company.

            If and when the Trustee shall be or become a creditor of the Company, any Guarantor or any other obligor upon the Securities or any Senior Subordinated Guarantee, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, any Guarantor or any such other obligor.

SECTION 614.      Appointment of Authenticating Agent.

            The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial redemption or partial purchase or pursuant to Section 307, and Securities so authenticated, and the Senior Subordinated Guarantees endorsed thereon, shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if such Securities had been authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of


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



authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50 million and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor


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



hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

            If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

            This is one of the Securities described in the within-mentioned Indenture.


                                          ______________________________,
                                                              As Trustee



                                          By___________________________,
                                                 As Authenticating Agent



                                           By___________________________
                                                      Authorized Officer



                                  ARTICLE SEVEN

            Holders' Lists and Reports by Trustee and Company

SECTION 701.      Company to Furnish Trustee
                  Names and Addresses of Holders.

            The Company will furnish or cause to be furnished to the Trustee

            (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and


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            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.      Preservation of Information;
                  Communications to Holders.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

            (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantors and the Trustee that neither the Company, the Guarantors nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.      Reports by Trustee.

            (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.



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SECTION 704.      Reports by Company and Guarantors.

            The Company and each of the Guarantors shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

SECTION 705. Officers' Certificate with Respect to Change in Interest Rates.

            Within five days after the day on which any Special Interest begins accruing, and within five days after any Special Interest ceases to accrue, the Company shall deliver an Officers' Certificate to the Trustee stating the interest rate thereupon in effect for the Unregistered Securities (if any are Outstanding) and the date on which such rate became effective.


                                  ARTICLE EIGHT

                           Merger, Consolidation, Etc.

SECTION 801.      Mergers, Consolidations and Certain
                  Transfers, Leases and Acquisitions of Assets.

            The Company (a) shall not, and shall not permit any Restricted Subsidiary to, consolidate with or merge into any Person, in the case of a Restricted Subsidiary, in a transaction in which such Restricted Subsidiary remains a Restricted Subsidiary, unless such Restricted Subsidiary consolidates with or merges into a Wholly Owned Restricted Subsidiary; (b) shall not permit any Person other than a Wholly Owned Restricted Subsidiary to consolidate with or merge into (i) the Company or (ii) any Restricted Subsidiary in a transaction in which such Restricted Subsidiary remains a Restricted Subsidiary; (c) shall not, directly or indirectly, in one or a series of transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis; and (d) shall not, and shall not permit any Restricted Subsidiary to, in one or a series of transactions, (i) acquire Capital Stock of or other ownership interests in any other Person such that such


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



other Person becomes a Restricted Subsidiary (excluding the Acquisition and other transactions with an aggregate purchase price of not more than $50 million with respect to the consummation of which, as of the date of this Indenture, the Company has entered into a letter of intent, option or other contract) or (ii) directly or indirectly, purchase, lease or otherwise acquire all or substantially all of the properties and assets of any Person or any existing business (whether existing as a separate entity, subsidiary, division, unit or otherwise) of any Person (excluding the Acquisition and other transactions with an aggregate purchase price of not more than $50 million with respect to the consummation of which, as of the date of this Indenture, the Company has entered into a letter of intent, option or other contract); unless, in any such transaction (or series) contemplated by Clause (a), (b), (c) or (d) above:

            (1) immediately before and after giving effect to such transaction (or series) and treating any Debt Incurred by the Company or a Subsidiary of the Company as a result of such transaction (or series) as having been Incurred by the Company or such Subsidiary at the time of such transaction (or series), no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

            (2) in case the Company shall consolidate with or merge into another Person or shall directly or indirectly, in one or a series of transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis (for purposes of this Article Eight, a "Successor Company") shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;



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



            (3) immediately after giving effect to such transaction (or series), the Consolidated Net Worth of the Company or, if applicable, the Successor Company shall be equal to or greater than 90% of the Consolidated Net Worth of the Company immediately prior to such transaction (or series);

            (4) either (x) the Company or, if applicable, the Successor Company would, at the time of such transaction (or series) and after giving pro forma effect thereto as if such transaction (or series) had occurred at the beginning of the most recently ended four full fiscal quarter period for which internal financial statements are available immediately preceding the date of such transaction (or series), have been permitted to Incur at least $1.00 of additional Debt pursuant to the Consolidated EBITDA Coverage Ratio test set forth in the first paragraph of Section 1008 or (y) the Consolidated EBITDA Coverage Ratio of the Company or, if applicable, the Successor Company for the most recently ended four full fiscal quarter period for which internal financial statements are available immediately preceding consummation of such transaction (or series) calculated on a pro forma basis as if such transaction (or series) had occurred at the beginning of such four full fiscal quarter period, would be no less than such Consolidated EBITDA Coverage Ratio, calculated without giving effect to such transaction or series or any other transactions (or series) that is subject to the provisions of this Section and that occurred after the later of the Acquisition Closing and the date that is twelve months before the date of such transaction (or series);

            (5) if, as a result of any such transaction (or series), property and assets of the Company or any Restricted Subsidiary of the Company would become subject to a Lien which would not be permitted by Section 1012, the Company or, if applicable, the Successor Company, as the case may be, will have taken such steps as necessary effectively to secure the Securities equally and ratably with (or prior to, as provided in Section
      1012) Debt secured by such Lien; and

            (6) unless such transaction (or series) is referred to in Clause
      (b)(ii) or Clause (d) above and involves an aggregate purchase price of less than $50 million, the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such transaction (or series) and, if a


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



      supplemental indenture is required in connection with such transaction (or series), such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction (or series) have been complied with, and, with respect to such Officers' Certificate, setting forth in reasonable detail the calculations referred to in Clauses (3) and (4) above.

SECTION 802.      Successor Substituted.

            Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis, in each case in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor Company had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.      Supplemental Indentures
                  Without Consent of Holders.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, the Guarantors, when authorized by respective Board Resolutions of the Guarantors, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

            (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or



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



            (3) to secure the Securities pursuant to the requirements of Section 1012 or otherwise; or

            (4) to comply with any requirements of the Commission in order to effect qualification of this Indenture under the Trust Indenture Act in connection with the issuance of the Exchange Securities and thereafter maintain the qualification of this Indenture under the Trust Indenture Act; or

            (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or

            (6) to add new Subsidiary Guarantors pursuant to Section 1305; or

            (7) to add to, change or eliminate any of the provisions of this Indenture to permit or facilitate the issuance of Global Securities and matters related thereto, provided that such action pursuant to this Clause
      (7) shall not adversely affect the interests of the Holders in any material respect.

SECTION 902.      Supplemental Indentures
                  with Consent of Holders.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution of the Company, the Guarantors, when authorized by the respective Board Resolutions of the Guarantors, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the


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



      redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date), or

            (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3) modify any of the provisions of this Section , Section 513 or
      Section 1021 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

            (4) modify any of the provisions of Article Fourteen of this Indenture in a manner adverse to the Holders, or

            (5) modify Sections 1014 and 1015 of this Indenture in a manner adverse to the Holders thereof in any material respect, or

            (6) following the mailing to a Holder of an Offer Document with respect to an Offer to Purchase, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder in any material respect.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.      Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.      Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.      Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.      Reference in Securities to Supplemental Indentures.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                   ARTICLE TEN

                                    Covenants

SECTION 1001.     Payment of Principal, Premium and Interest.

            The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.     Maintenance of Office or Agency.

            The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Guarantor in respect of the Securities, the Senior Subordinated Guarantees and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and each Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.     Money for Security Payments to Be Held in Trust.

            If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section , that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent (or, until such time as this Indenture shall be qualified under the Trust Indenture Act, which would be applicable to it as Paying Agent if the Indenture were so qualified) and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Subject to any applicable abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.     Existence.

            Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.     Maintenance of Properties.

            The Company will cause substantially all properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good working order reasonable wear and tear excepted and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, including, without limitation, maintaining and operating its solid waste landfills in substantial compliance with applicable federal, state, provincial and local regulations, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Restricted Subsidiary from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006.     Payment of Taxes and Other Claims.

            The Company will pay or discharge or cause to be paid or discharged
(1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007.     Maintenance of Insurance.

            The Company shall, and the Company shall cause its Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage, to provide required financial assurances to governmental agencies under applicable environmental regulations relating to its landfill and collection operations and to maintain liability insurance, with insurers believed by the Company to be responsible, in each case to the extent, in the judgment of the Company, to do so comports with good business practice.

SECTION 1008.     Limitation on Consolidated Debt.

            The Company shall not Incur any Debt and shall not permit Restricted Subsidiaries to Incur any Debt or issue Preferred Stock unless, immediately after giving effect to the Incurrence of such Debt or issuance of such Preferred Stock and the receipt and application of the proceeds thereof, the Consolidated EBITDA Coverage Ratio of the Company for the four full fiscal quarters next preceding the Incurrence of such Debt or issuance of such Preferred Stock, calculated on a pro forma basis as if such Debt had been Incurred or such Preferred Stock had been issued and the proceeds thereof had been received and so applied at the beginning of the four full fiscal quarters, would be greater than 2.0 to 1.0 if such Incurrence is on or prior to December 31, 1999 and 2.25 to 1.0 if thereafter.

            Without regard to the foregoing limitations, the Company or any Restricted Subsidiary of the Company may Incur the following Debt:

            (i) Debt under the Bank Agreement in an aggregate principal amount at any one time outstanding not to exceed the Bank Facility Limit then in effect;

          (ii)  Debt evidenced by the Securities;

         (iii)  Debt evidenced by the Allied Canada Debentures;

          (iv) Debt owed by the Company to any Restricted Subsidiary or Debt owed by a Restricted Subsidiary to the Company or to a Restricted Subsidiary; provided, however, that in the event that either (x) the Company or the Restricted Subsidiary to which such Debt is owed transfers or otherwise disposes of such Debt to a Person other than the Company or another Restricted Subsidiary or (y) such Restricted Subsidiary ceases to be a Restricted Subsidiary, the provisions of this Clause (iv) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such transfer or other disposition or at the time such Restricted Subsidiary ceases to be a Restricted Subsidiary;

            (v)  Debt outstanding on the date of this Indenture;

          (vi) Debt Incurred in connection with an acquisition, merger or consolidation transaction permitted under Article Eight of this Indenture, which Debt (A) was issued by a Person prior to the time such Person becomes a Restricted Subsidiary in such transaction (including by way of merger or consolidation with the Company or another Restricted Subsidiary) and was not issued in contemplation of such transaction or (B) is issued by the Company or a Restricted Subsidiary to a seller in connection with such transaction, in an amount in aggregate for all such Debt issued pursuant to this Clause (vi) not to exceed $50 million at any one time outstanding;

         (vii) Debt consisting of Permitted Interest Rate or Currency Protection Agreements;

        (viii) Debt Incurred to renew, extend, refund or otherwise refinance any Debt of the Company permitted in Clauses (i) through (vi) above; provided, however, that in each case the principal amount of the Debt so Incurred does not exceed the principal amount of the Debt so renewed, extended, refunded or otherwise refinanced thereby; provided further, that Debt the proceeds of which are used to refinance or refund Debt which is pari passu to the Securities or Debt which is subordinate in right of payment to the Securities shall only be permitted if (A) in the case of any refinancing or refunding of Debt which is pari passu to the Securities, the refinancing or refunding Debt is made pari passu to the Securities or subordinate in right of payment to the Securities and, in the case of any refinancing or refunding of Debt which is subordinate in right of payment to the Securities, the refinancing or refunding Debt is made subordinate in right of payment to the Securities to substantially the same extent as or a greater extent than the Securities are subordinated to Senior Debt of the Company pursuant to the provisions of Article Fourteen and (B) such refinancing or refunding Debt (x) does not have a final Stated Maturity earlier than the final Stated Maturity of the refinanced Debt or permit redemption or other retirement of such Debt (including pursuant to an offer to purchase by the Company) at the option of the holder thereof prior to the final Stated Maturity of the Debt being refinanced or refunded, other than a redemption or other retirement at the option of the holder of such Debt on terms and in circumstances that are substantially similar to those on and in which the Debt being refinanced may be redeemed or otherwise retired and (y) does not have a Weighted Average Life less than the Weighted Average Life of the Debt being refinanced; and

          (ix) Debt not otherwise permitted to be Incurred pursuant to Clauses
      (i) through (viii) above, which in aggregate amount, together with the aggregate amount of all other Debt previously Incurred pursuant to this Clause (ix) and then outstanding, does not exceed 5% of the Consolidated Total Assets of the Company at the time of such Incurrence.

            Notwithstanding the foregoing, the Company shall not permit Allied Insurance to Incur any Debt other than reimbursement obligations with respect to letters of credit and other financial assurance obligations issued to enable Allied Insurance to issue insurance policies for the benefit of the Company and its Restricted Subsidiaries.

SECTION 1009.     Limitation on Layered and Junior Debt.

            So long as any of the Securities are Outstanding, (i) the Company shall not Incur or suffer to exist any Debt that is by its terms subordinate in right of payment to any other Debt of the Company unless such Debt is also pari passu with, or subordinate by its terms in right of payment to, the Securities and (ii) Allied Parent shall not, and the Company shall not permit any Subsidiary Guarantor to, Incur or suffer to exist any Debt that is by its terms subordinate in right of payment to any other Debt of Allied Parent or the Subsidiary Guarantor, as the case may be, unless such Debt is also pari passu with or subordinate by its terms in right of payment to the Senior Subordinated Guarantees of Allied Parent or the Subsidiary Guarantor, as the case may be.

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SECTION 1010.     Limitation on Restricted Payments.

            The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, (i) declare or pay any dividend, or make any distribution, of any kind or character (whether in cash, property or securities) in respect of any class of its Capital Stock or to the holders of any class of its Capital Stock (excluding any dividends or distributions (u) to the extent payable in shares of the Capital Stock of the Company (other than Redeemable Interests) or in options, warrants or other rights to acquire the Capital Stock of the Company (other than Redeemable Interests), (v) dividends or distributions by a Restricted Subsidiary to the Company or another Wholly Owned Restricted Subsidiary and (w) the payment of pro rata dividends by a Restricted Subsidiary to holders of both minority and majority interests in such Restricted Subsidiary); (ii) purchase, redeem or otherwise acquire or retire for value (a) any Capital Stock of the Company or any Capital Stock of or other ownership interests in any Subsidiary or any Affiliate or Related Person of the Company or
(b) any options, warrants or other rights to purchase or acquire, or any securities convertible or exchangeable into, shares of Capital Stock of the Company or any Capital Stock of or other ownership interests in any Subsidiary or any Affiliate or Related Person of the Company (excluding, in each case of (a) and (b), the purchase redemption or other acquisition or retirement by any Restricted Subsidiary of any of its Capital Stock, other ownership interests or options, warrants or rights to purchase such Capital Stock or other ownership interests, in each case, owned by the Company or a Wholly Owned Restricted Subsidiary); (iii) make, directly or indirectly, any Investment in any Person that is not a Permitted Investment; or (iv) redeem, defease (whether legal, covenant or other defeasance), repurchase, retire or otherwise acquire or retire for value, prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company (other than the Securities) that is pari passu with or subordinate in right of payment to the Securities (each of the transactions described in Clauses (i) through (iv) being referred to herein as a "Restricted Payment"), if at the time thereof:

            (1) an Event of Default, or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing,

            (2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the Company's most recently ended four full fiscal quarter period for which internal financial statements are available immediately preceding the date of such Restricted Payment, not have been permitted to Incur at least $1.00 of additional Debt pursuant to the Consolidated EBITDA Coverage Ratio test set forth in the first paragraph of Section 1008, or

            (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments (excluding Restricted Payments permitted by Clauses (ii) and (iii) of the next succeeding paragraph) from the date of this Indenture (the amount so expended, if other than in cash, determined in good faith by the Board of Directors) exceeds the sum, without duplication, of:

                  (a) 50% of the Consolidated Net Income (or, in case
            Consolidated Net Income shall be negative, less 100% of such deficit) of the Company for the period (taken as one accounting period) from the beginning of its first fiscal quarter commencing after the date of this Indenture through the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment;

                  (b) 100% of the aggregate net cash proceeds from the issuance or sale to Allied Parent of Capital Stock (other than Redeemable Interests) of the Company and options, warrants or other rights to acquire Capital Stock (other than Redeemable Interests and Debt convertible into Capital Stock) of the Company and the principal amount of Debt and Redeemable Interests of the Company that has been converted into or exchanged for Capital Stock (other than Redeemable Interests) of the Company after the date of this Indenture; provided that any such net proceeds received by the Company from an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company shall be included only to the extent such loans have been repaid with cash on or prior to the date of determination;

                  (c) 50% of any dividends received by the Company or a Wholly
            Owned Restricted Subsidiary after the date of this Indenture from an Unrestricted Subsidiary of the Company; and

                  (d)   $10 million.

            The foregoing provisions of this Section 1010 shall not be violated by reason of (i) the payment of any dividend within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provisions; (ii) any refinancing or refunding of Debt permitted pursuant to Clause (viii) of the second paragraph of Section 1008; and (iii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company in exchange for, or out of the net cash proceeds of, the substantially concurrent issuance or sale (other than to a Restricted Subsidiary of the Company) of Capital Stock (other than Redeemable Interests) of the Company; provided that the amount of any such net cash proceeds that are utilized for any such purchase, redemption or other acquisition or retirement for value shall be excluded from Clause (3)(b) in the foregoing paragraph.

            Upon the designation of any Restricted Subsidiary as an Unrestricted Subsidiary, an amount equal to the greater of the book value and the fair market value of all assets of such Restricted Subsidiary at the end of the Company's most recently ended fiscal quarter for which internal financial statements are available prior to such designation will be deemed to be a Restricted Payment at the time of such designation for purposes of calculating the aggregate amount of Restricted Payments (including the Restricted Payment resulting from such designation) permitted under the second preceding paragraph.

SECTION 1011.     Limitations Concerning Distributions by Subsidiaries, Etc.

            The Company shall not, and shall not permit any Restricted Subsidiary to, suffer to exist any consensual encumbrance or restriction on the ability of such Restricted Subsidiary (i) to pay, directly or indirectly, dividends or make any other distributions in respect of its Capital Stock or other ownership interests or pay any Debt or other obligation owed to the Company or any other Restricted Subsidiary; (ii) to make, directly or indirectly, loans or advances to the Company or any other Restricted Subsidiary; or (iii) to sell, lease or transfer any of its property or assets to the Company or any Wholly Owned Restricted Subsidiary, except, in any such case (i), (ii) or
(iii), any encumbrance or restriction:

            (a) pursuant to the Securities, this Indenture, the Senior Subordinated Guarantees or any other agreement in effect on the date of this Indenture,

            (b) pursuant to the Bank Agreement, including any Guarantees of or Liens securing the Senior Debt Incurred thereunder,

            (c) pursuant to an agreement relating to any Debt Incurred by such Subsidiary prior to and outstanding on the date on which such Subsidiary became a Subsidiary of the Company (including by reason of a merger or consolidation with another Subsidiary of the Company), provided that such Debt was not Incurred in anticipation of becoming a Subsidiary,

            (d) pursuant to an agreement which has been entered into for the pending sale or disposition of all or substantially all of the Capital Stock, other ownership interests or assets of such Subsidiary, provided that such restriction terminates upon consummation or abandonment of such disposition and upon termination of such agreement,

            (e) pursuant to customary non-assignment provisions in leases or purchase agreements entered into in the ordinary course of business,

            (f) pursuant to purchase money obligations for property acquired in the ordinary course of business or liens in connection therewith permitted to be Incurred under Section 1012 that impose restrictions of the nature described in Clause (iii) above on the property so acquired or

            (g) pursuant to an agreement effecting a renewal, extension, refinancing or refunding of Debt Incurred pursuant to an agreement referred to in Clause (a) or (b) above; provided, however, that the provisions relating to such encumbrance or restriction contained in such renewal, extension, refinancing or refunding agreement are no more restrictive in any material respect than the provisions contained in the agreement being renewed, extended, refinanced or refunded, as determined in good faith by the Board of Directors.

SECTION 1012.     Limitation on Liens.

            Allied Parent shall not, and the Company shall not, and shall not permit any Restricted Subsidiary to, Incur any Lien on any property or assets of Allied Parent, the Company or any such Restricted Subsidiary, now owned or hereafter acquired, to secure any Debt that is pari passu or subordinate in right of payment to the Securities or the Senior Subordinated Guarantees without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities or the Senior Subordinated Guarantees, as the case may be (and, if the Company shall so determine, any other Debt of the Company or of such Subsidiary that is not pari passu or subordinate in right of payment to the Securities or the Senior Subordinated Guarantees), (i) in the case of Debt that is pari passu with the Securities or the Senior Subordinated Guarantees, as the case may be, pari passu with such Debt and (ii) in the case of Debt that is subordinated in right of payment to the Securities or the Senior Subordinated Guarantees, as the case may be, prior to such Debt, as to such property for as long as such Debt shall be so secured.

SECTION 1013.   Limitation on Transactions with Affiliates and Related Persons.

            The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, directly or indirectly, enter into any transaction (or series of related transactions) (including the purchase, sale, lease or exchange of property, the rendering of any service or the making of any loan or advance) after the date of this Indenture with any Affiliate or Related Person unless:

            (i) such Affiliate or Related Person is (both before and after such transaction) (a) Allied Parent or a Wholly Owned Restricted Subsidiary of the Company or (b) another Restricted Subsidiary of the Company, the minority interests in which are not held by any Affiliate or Related Person; or

          (ii) where the total consideration given or to be provided by the Company or such Restricted Subsidiary in or pursuant to such transaction (or series) (including cash, the fair value of non-cash property and the assumption of Debt) (a) will be no more than $1 million, the Chief Executive Officer, the Chief Operating Officer or the Chief Financial Officer certifies in an Officers' Certificate that the terms of the transaction (or series) are in the best interests of the Company or such Restricted Subsidiary and are no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person, (b) will be in excess of $1 million but no more than $5 million, a majority of the disinterested members of the Board of Directors determines in its good faith judgment, as evidenced by a Board Resolution, that the terms of the transaction are in the best interests of the Company or such Restricted Subsidiary and are no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or a Related Person; or (c) will be in excess of $5 million, a nationally recognized investment banking firm (which may not be an Affiliate or Related Person of the Company), in a written opinion delivered to the Board of Directors prior to consummation of such transaction (or series) that the terms of the transaction (or series) are in the best interests of the Company or such Restricted Subsidiary and are no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person;

provided, however, that the foregoing restriction shall not apply to the Intercompany Agreements as in effect on the date of this Indenture or the transactions contemplated thereby.

SECTION 1014.     Limitation on Certain Asset Dispositions.

            (a) The Company shall not make, and shall not permit any Restricted Subsidiary to make, any Asset Disposition in one or more related transactions unless:

            (i) the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such disposition at least equal to the fair market value of the shares or the assets disposed of, as determined in good faith by the Board of Directors of the Company and evidenced by a Board Resolution for any transaction (or series of transactions) involving in excess of $1 million and not involving solely a sale of equipment or other assets specifically contemplated by the Company's capital expenditure budget previously approved by the Board of Directors;

          (ii) at least 75% of the consideration received by the Company (or such Subsidiary) for such disposition consists of (u) cash or readily marketable cash equivalents, (v) the assumption of Debt or other liabilities reflected on the consolidated balance sheet of the Company and its Restricted Subsidiaries in accordance with generally accepted accounting principles (excluding Debt or any other liabilities subordinate in right of payment to the Securities) and release of the Company and its Restricted Subsidiaries from all liability in respect of the Debt or other liabilities assumed, (w) assets used in, or stock or other ownership interests in a Person that upon the consummation of such Asset Disposition becomes a Restricted Subsidiary and will be principally engaged in, the business of the Company or any of its Wholly-Owned Restricted Subsidiaries as such business is conducted immediately prior to such Assets Disposition or (x) any combination thereof, and

         (iii) 100% of the Net Available Proceeds from such Asset Disposition (including from the sale of any marketable cash equivalents received therein), less any Reinvested Amounts, are applied by the Company (or a Restricted Subsidiary) (A) first, within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Proceeds, to repayment (in whole or in part) of Senior Debt of the Company or its Restricted Subsidiaries then outstanding under any agreements or instruments which would require such application or which would prohibit payments pursuant to Clause (B) following; (B) second, to the extent Net Available Proceeds are not required to be applied to Senior Debt as specified in Clause (A), to purchases of Outstanding Securities pursuant to an Offer to Purchase (to the extent such an offer is not prohibited by the terms of any Senior Debt then outstanding) at a purchase price equal to 100% of their principal amount plus accrued interest to the date of purchase (provided, however, that installments of interest whose Stated Maturity is on or prior to the Purchase Date will be payable to the Holders of such Securities registered as such at the close of business on the relevant Regular Record Dates according to their terms and as set forth in Section 308); and (C) third, to the extent of any remaining Net Available Proceeds following completion of such Offer to Purchase, to any other use as determined by the Company which is not otherwise prohibited by this Indenture.

            Notwithstanding the foregoing, the Company shall not be required to comply with the requirements of Clause (iii) of the preceding paragraph (i) if the Net Available Proceeds (less Reinvested Amounts) available for use to make an Offer to Purchase, together with all Net Available Proceeds (less Reinvested Amounts) from prior Asset Dispositions which were available for use to make an Offer to Purchase but pursuant to this paragraph were not so used, are less than $50 million or (ii) to the extent the Company elects to redeem the Securities with the Net Available Proceeds pursuant to the fourth paragraph on the reverse of the form of Security set forth in Section 203.

            Notwithstanding the foregoing, if any Restricted Subsidiary in which a Reinvested Amount is invested becomes an Unrestricted Subsidiary thereafter, then such change in status shall be deemed to be an Asset Disposition with Net Available Proceeds of cash in an amount equal to such Reinvested Amount, and such an amount of cash shall be applied pursuant to Clause (iii) above (subject to this paragraph).

            Notwithstanding the foregoing, the Company shall not be required to comply with the requirements described in Clause (ii) above of the third preceding paragraph if the Asset Disposition is an Excepted Disposition.

            (b) The Company shall mail the Offer Document for an Offer to Purchase required pursuant to Section 1014(a) within 30 days after the date which is one year after the later of the date of consummation of the Asset Disposition referred to in Section 1014(a) or the receipt of the Net Available Proceeds from such Asset Disposition. The aggregate principal amount of the Securities to be offered to be purchased pursuant to the Offer to Purchase shall equal the Net Available Proceeds required to be made available therefor pursuant to Clause (iii)(B) of Section 1014(a) (rounded down to the next lowest integral multiple of $1,000). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

            The Company shall not be entitled to any credit against its obligations under this Section 1014 for the principal amount of any Securities acquired or redeemed by the Company otherwise than pursuant to the Offer to Purchase pursuant to this Section 1014.

            (c) Not later than the date of the Offer Document with respect to an Offer to Purchase pursuant to this Section 1014, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer to Purchase is being made, including, with respect to Reinvested Amounts, the assets acquired and a statement that such assets will be used in the business of the Company and any of its Wholly Owned Restricted Subsidiaries as such business was conducted prior to such Asset Disposition, and
(iii) the compliance of such allocation with the provisions of Section 1014 (a)

            The Company and the Trustee shall perform their respective obligations specified in the Offer Document for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer to Purchase, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Purchase Price for each $1,000 principal amount of Securities so accepted, and the Company shall promptly execute a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered, and the Guarantors shall promptly execute their Senior Subordinated Guarantees to be endorsed thereon, and thereafter the Trustee shall promptly authenticate and mail or deliver to such Holders such new Security or Securities. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer to Purchase on or as soon as practicable after the Purchase Date.

            (d) Notwithstanding the foregoing, this Section 1014 shall not apply to any Asset Disposition which constitutes a transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries subject to Section 801.

SECTION 1015.     Change of Control.

            (a) Upon the occurrence of a Change of Control, each Holder of a Security shall have the right, subject to the provisions of Article Fourteen, to have such Security repurchased by the Company on the terms and conditions set forth in this Section 1015 and this Indenture. The Company shall, within 30 days following the date the Company becomes aware of the consummation of a transaction that results in a Change of Control, mail an Offer Document with respect to an Offer to Purchase all Outstanding Securities at a purchase price equal to 101% of their aggregate principal amount plus accrued interest to the Purchase Date (provided, however, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and as set forth in Section 308). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

            (b) The Company and the Trustee shall perform their respective obligations specified in the Offer Document for the Offer to Purchase. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer to Purchase, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Purchase Price for each $1,000 of Securities so accepted, and the Company shall promptly execute a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder, and the Guarantors shall promptly execute their Senior Subordinated Guarantees to be endorsed thereon, and thereafter the Trustee shall promptly authenticate and mail or deliver to such Holders such new Security or Securities. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer to Purchase on or as soon as practicable after the Purchase Date.

            (c) A "Change of Control" shall be deemed to have occurred in the event that, after the date of this Indenture, (i) any Person, or any Persons acting together that would constitute a "group" (a "Group", which term also includes each member thereof) for purposes of Section 13(d) under the Exchange Act or any successor provision, together with any Affiliates or Related Persons thereof, shall beneficially own (within the meaning of Rule 13d-3 of the Exchange Act or any successor provision) 50% or more of the total voting power of all classes of Voting Stock of Allied Parent; (ii) any Person or Group, together with any Affiliates or Related Persons thereof, shall succeed in having sufficient of its nominees elected to the Board of Directors of Allied Parent such that such nominees, when added to any existing director remaining on the Board of Directors of Allied Parent after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of Allied Parent; (iii) there occurs any transaction or series of related transactions, and the beneficial owners of the Voting Stock of Allied Parent immediately prior to such transaction (or series) do not, immediately after such transaction (or series), beneficially own Voting Stock representing more than 50% of the total voting power of all classes of Voting Stock of Allied Parent (or in the case of a transaction (or series) in which another entity becomes a successor to Allied Parent, of the successor entity); or (iv) the Company ceases to be a Subsidiary of Allied Parent.

SECTION 1016.     Provision of Financial Information.

            (a) So long as any of the Securities are Outstanding, and in addition to and without limitation of the Company's obligations pursuant to
Section 704, whether or not the Company is required to be subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provisions, the Company (unless not permitted by the Commission to do so) shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions if the Company were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so required. The Company shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents which the Company files with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto or would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto if the Company were required to comply with such Sections or successor provisions and (b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder. Notwithstanding the foregoing, the Trustee shall have no duty to review such documents for purposes of determining compliance with any provisions of this Indenture.

            (b) If the Company at any time is not subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act (or any successor provisions) while any Securities constitute Restricted Securities, it will take all actions necessary to permit resales of the Restricted Securities and the Senior Subordinated Guarantees endorsed thereon to be made pursuant to Rule 144A, including furnishing to any holder of such a security (or a beneficial interest therein), or to any prospective purchaser designated by such holder, upon the request of such holder, such financial and other information as may be required to be delivered under paragraph (d)(4) of Rule 144A to permit such resales and that information that would be required if the Company were subject to the informational requirements of Sections 13 or 15(d) of the Exchange Act.

SECTION 1017.     Resale of Acquired Securities.

            The Company shall not, and shall cause its Affiliates not to, resell or otherwise dispose of any Securities acquired by them, whether pursuant to
Section 1014 or 1015, in the open market or otherwise, and shall, and shall cause its Affiliates to, surrender all such Securities acquired to the Trustee for cancellation.

SECTION 1018.     Unrestricted Subsidiaries.

            The Company at any time may designate any Person that is a Subsidiary, or after the date of this Indenture becomes a Subsidiary, of the Company as an "Unrestricted Subsidiary", whereupon (and until such Person ceases to be an Unrestricted Subsidiary) such Person and each other Person that is then or thereafter becomes a Subsidiary of such Person shall be deemed to be an Unrestricted Subsidiary for all purposes of this Indenture. In addition, the Company may at any time terminate the status of any Subsidiary as an Unrestricted Subsidiary, whereupon such Subsidiary and each other Subsidiary of the Company (if any) of which such Subsidiary is a Subsidiary shall be a Restricted Subsidiary for all purposes of this Indenture. Each such designation or termination shall be evidenced by a Board Resolution and shall be effective upon the later of (i) the date specified therein and (ii) the delivery by the Company to the Trustee of such Board Resolution and an Officer's Certificate stating that the requirements of this Section 1018 will have been satisfied upon effectiveness of such designation or termination.



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
            Notwithstanding the foregoing, no change in the status of a Subsidiary of the Company from a Restricted Subsidiary to an Unrestricted Subsidiary or from an Unrestricted Subsidiary to a Restricted Subsidiary shall be effective, and no Person may otherwise become a Restricted Subsidiary, if:

            (a) the Consolidated EBITDA Coverage Ratio for the four full fiscal quarters of the Company next preceding the effective date of such purported change or other event, calculated on a pro forma basis as if such change or other event had been effective at the beginning of such period, would not exceed 2.0 to 1.0 if such purported change is to occur on or prior to December 31, 1999 and 2.25 to 1.0 if thereafter,

            (b) in the case of any change in status of such a Subsidiary from a Restricted Subsidiary to an Unrestricted Subsidiary, the Restricted Payment resulting from such change would violate Clause (3) of the first paragraph of Section 1010, or

            (c) such change or other event would otherwise result (after the giving of notice or the lapse of time, or both) in an Event of Default.

            In addition and notwithstanding the foregoing, no Restricted Subsidiary of the Company may become an Unrestricted Subsidiary, and the status of any Unrestricted Subsidiary as an Unrestricted Subsidiary shall be deemed to have been immediately terminated (whereupon such Subsidiary and each other Subsidiary of the Company (if any) of which such Subsidiary is a Subsidiary will be a Restricted Subsidiary) at any time when:

            (i) such Subsidiary (A) has outstanding Debt that is Unpermitted Debt or (B) owns or holds any Capital Stock of or other ownership interests in, or a Lien on any property of, the Company or any of its Restricted Subsidiaries;

            (ii) the Company or any other Restricted Subsidiary (A) provides credit support for, or a Guaranty of, any Debt of such Subsidiary (including any undertaking, agreement or instrument evidencing such Debt) or (B) is directly or indirectly liable for any Debt of such Subsidiary; or

            (iii) such Subsidiary fails to notify in writing the holders of its Debt for borrowed money that such Debt


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      is without recourse to the property and assets of the Company and its
      Restricted Subsidiaries.

Any termination of the status of an Unrestricted Subsidiary as an Unrestricted Subsidiary pursuant to the preceding sentence shall be deemed to result in a breach of this Section 1018 in any circumstance in which the Company would not have been permitted to change the status of such Unrestricted Subsidiary to the status of a Restricted Subsidiary pursuant to the provisions of the preceding paragraph. "Unpermitted Debt" means any Debt of a Subsidiary of the Company if
(x) a default thereunder (or under any instrument or agreement pursuant to or by which such Debt is issued, secured or evidenced), or any right that the holders thereof may have to take enforcement action against such Subsidiary or its property or other assets, would permit (whether or not after the giving of notice or the lapse of time or both) the holders of any Debt of the Company or any other Restricted Subsidiary of the Company to declare the same due and payable prior to the date on which it otherwise would have become due and payable or otherwise to take any enforcement action against the Company or any such other Restricted Subsidiary or (y) such Debt is secured by a Lien on any property of the Company or any of its other Restricted Subsidiaries.

            Each Person that is or becomes a Subsidiary of the Company shall be deemed to be a Restricted Subsidiary for all purposes of this Indenture at all times when it is a Subsidiary of the Company that is not an Unrestricted Subsidiary. Each Person that is or becomes a Wholly Owned Subsidiary of the Company shall be deemed to be a Wholly Owned Restricted Subsidiary at all times when it is a Wholly Owned Subsidiary of the Company that is not an Unrestricted Subsidiary.

SECTION 1019.     Limitation on Sale of
                  Capital Stock of Subsidiaries.

            The Company shall not, and shall not permit any Restricted Subsidiary to, issue, transfer, convey, sell, lease or otherwise dispose of any shares of Capital Stock of or other ownership interests in a Restricted Subsidiary, or options, warrants or other rights to acquire, or securities convertible into or exchangeable for, such Capital Stock or other ownership interests, to any Person (other than the Company or a Wholly Owned Restricted Subsidiary) except in a transaction that consists of a transfer, conveyance, sale, lease or other disposition of all the Capital Stock of and other ownership interests in such Restricted Subsidiary owned by the Company and any Subsidiary of the Company, and


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that is in accordance with the provisions of Section 1014 to the extent such provisions apply.

SECTION 1020.     Restriction on Business and Incurrence of
                  Debt by Allied Finance.

            Allied Finance shall not, and Allied Parent shall not permit Allied Finance to, engage in any activities, transactions or business, including, without limitation, the Incurrence of any Debt, provided that the foregoing shall not prohibit Allied Finance from (i) issuing upon the Acquisition Closing the Allied Finance Debentures to Laidlaw in exchange for the Allied Canada Debentures pursuant to the Debenture Exchange Agreement to be entered into by Allied Finance and Laidlaw in the form attached as Exhibit M to the Stock Purchase Agreement, (ii) holding the Allied Canada Debentures and (iii) engaging in any other activities and transactions that are directly related to its status as an obligor under the Allied Finance Debentures or its status as a holder of the Allied Canada Debentures.

SECTION 1021.     Statement by Officers as to
                  Default; Compliance Certificates.

            (a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date of this Indenture an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or any Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or any Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

            (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 30 days after the Company becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

SECTION 1022.     Waiver of Certain Covenants.

            The Company or any Guarantor may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1004 through 1021, inclusive, if before the time for such compliance the


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Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and each of the Guarantors and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer Document has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer to Purchase, and the Company may not omit to comply with the terms of such Offer Document as to such Holder, unless such Holder shall have waived such requirement.

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.     Collateral Agreement; Special Mandatory
                  Redemption.

            Pursuant to the Collateral Agreement, the net proceeds of the Offering initially will be invested in securities that are the direct obligations of the United States of America for the payment of which its full faith and credit is pledged and such securities will be deposited in a segregated collateral trust account with the Trustee (the "Collateral Account"). Pursuant to the Collateral Agreement, the due and punctual payment and performance of all obligations and indebtedness of the Company, whether now or hereafter existing, under the Securities and this Indenture, including, without limitation, Special Interest and interest accrued thereon after the commencement of a bankruptcy, reorganization or similar proceeding involving the Company to the extent permitted by applicable law (collectively, the "Secured Obligations") will be secured by a first priority lien in favor of the Trustee on the Collateral Account, the securities and any other assets in the Collateral Account and all other assets constituting Collateral under the Collateral Agreement (the "Collateral"), subject to the release of such lien and the release of such Collateral to the Company upon the satisfaction of the conditions precedent specified in Section 4.2 of the Collateral Agreement for such release.

            In the event (a) the Company has concluded, in its sole judgment, that the Acquisition will not be consummated on or prior to March 5, 1997, as certified to the Trustee pursuant to the requirements of the Collateral Agreement, or (b) for any other reason, funds are not released from the Collateral Account pursuant to Section 4.2 of the Collateral Agreement for purposes of funding the Acquisition, the Company shall redeem all Outstanding Securities at a Redemption Price of 100.5% of the principal amount of the Securities plus accrued and unpaid interest (including Special Interest) to the Redemption Date (the "Special Mandatory Redemption"). Notwithstanding any other provision in this Indenture, the Special Mandatory Redemption, and any payments by the Company or the Trustee to the Holders of the Securities pursuant thereto, shall not be subject to the provisions of Article Fourteen.

SECTION 1102.     Redemption at the Election of the Company.

            Subject to Article Fourteen, the Securities may be redeemed at the election of the Company, at the times and the Redemption Prices and subject to the conditions and other requirements specified in the form of Security hereinbefore set forth.

SECTION 1103.     Applicability of Article.

            Redemption of Securities, either at the election of the Company or mandatory, as permitted or required by any provision of the Securities and this Indenture, shall be made in accordance with such provision and the applicable provisions of this Article.

SECTION 1104.     Election to Redeem; Notice to Trustee.

            The election of the Company to redeem any Securities pursuant to
Section 1102 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. In addition, in case of any redemption at the election of the Company pursuant to Section 1102, the Company shall, at least 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), furnish the Trustee with an Officers' Certificate evidencing compliance with
Section 1102 (after giving effect to such proposed redemption).


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
SECTION 1105.     Selection by Trustee of Securities
                  to Be Redeemed.

            If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

            The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1106.     Notice of Redemption.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 (7 in the case of the Special Mandatory Redemption) nor more than 60 (10 in the case of the Special Mandatory Redemption) days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

            All notices of redemption shall state:

            (1)  the Redemption Date,

            (2)  the Redemption Price,

            (3) whether the redemption is being made pursuant to Section 1101 or 1102 and, if being made pursuant to Section 1102, a brief statement setting forth the Company's right to effect such redemption and the Company's basis therefor,

            (4) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the


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
      principal amounts) of the particular Securities to be redeemed,

            (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

            (7) that in the case that a Security is only redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities in an aggregate amount equal to the unredeemed portion of the Security, with the Senior Subordinated Guarantees duly endorsed thereon, and

            (8) if the redemption is being made pursuant to Section 1102, the aggregate principal amount of all Securities that will have been redeemed pursuant to Section 1102 through and including the Redemption Date for which such notice is being given.

            Notice of redemption of Securities to be redeemed pursuant to this Article Eleven shall be given by the Company; provided that notice of redemption shall be given by the Trustee in the name and at the expense of the Company in the case of the Special Mandatory Redemption or in other cases where the Company has so requested.

SECTION 1107.     Deposit of Redemption Price;
                  Liquidation of Collateral Account
                  and Draw on Credit Suisse
                  Letter of Credit.

            (a) In the case of redemption pursuant to Section 1102, prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

            (b) In the event of a Special Mandatory Redemption pursuant to
Section 1101, the Trustee shall pay the Holders on the Redemption Date pursuant to Section 1108 (i) first, out of amounts available from the Collateral Account


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and (ii) second, in the event that the amount by which by the aggregate amount payable to Holders pursuant to the Special Mandatory Redemption exceeds the amount available from the Collateral Account, from a drawing by the Trustee on the Credit Suisse Letter of Credit in the amount of such excess. In the event the aggregate amount payable to Holders pursuant to the Special Mandatory Redemption exceeds the aggregate amount available from the Collateral Account and from the Credit Suisse Letter of Credit, prior to any Redemption Date for such Special Mandatory Redemption, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay such excess. Notwithstanding any other provision of this Indenture, all payments to be made to the Holders pursuant to the Special Mandatory Redemption from the Collateral Account and from drawings under the Credit Suisse Letter of Credit shall be made directly by the Trustee as set forth above, and no such payment shall be made through the Company or a Paying Agent.

SECTION 1108.     Securities Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company or Paying Agent or, in the case of the Special Mandatory Redemption, the Trustee, at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 308.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of (and premium, if any) and interest on such Security shall be deemed overdue and shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.



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SECTION 1109.     Securities Redeemed in Part.

            Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities (each with a Senior Subordinated Guarantee of each Guarantor executed by each such Guarantor and endorsed thereon), of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

SECTION 1201.     Company's Option to Effect Defeasance
                  or Covenant Defeasance.

            The Company may at its option by Board Resolution, at any time after the Exchange Offer has been consummated (or, if applicable, the Shelf Registration Statement has been declared or otherwise become effective) in accordance with the Exchange and Registration Rights Agreement, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

SECTION 1202.     Defeasance and Discharge.

            Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities and the provisions of Article Fourteen shall cease to be effective, on and after the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that (i) the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same) and (ii) the Guarantors shall be released from all of their


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
obligations under their Senior Subordinated Guarantees and under Article Thirteen of this Indenture, except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 307, 1002, 1003 and 1016, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

SECTION 1203.     Covenant Defeasance.

            Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, (i) the Company shall be released from its obligations under Sections 1005 through 1015, inclusive, Sections 1017, 1018 and 1019 and Clauses (3), (4) and (5) of Section 801, (ii) the occurrence of an event specified in Section 501(3) (with respect to Section 801, only Clauses
(1), (3), (4) and (5) thereof), 501(4) (with respect to any of Sections 1005 through 1015, inclusive, and Sections 1017, 1018 and 1019), 501(5) and 501(6) shall not be deemed to be an Event of Default and (iii) the provisions of Article Thirteen hereof shall cease to be effective on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of any reference in any such Section , Clause or Article to any other provision herein or in any other document; but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1204.     Conditions to Defeasance or
                  Covenant Defeasance.

            The following shall be the conditions to application of either
Section 1202 or Section 1203 to the then Outstanding Securities:



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
            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
      (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in an amount sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written opinion with respect thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (premium, if any) and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of such Securities.

            (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

            (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

            (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange or approved for trading in any automated quotation system, will not be delisted or disapproved for such trading as a result of such deposit.

            (5) At the time of such deposit: (A) no default in the payment of all or a portion of principal of (or premium, if any) or interest on any Senior Debt of the Company shall have occurred and be continuing, and no event of default with respect to any Senior Debt of the Company shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (B) no other event of default with respect to any Senior Debt of the Company shall have occurred and be continuing permitting (after notice or the lapse of time, or both) the holders of such Senior Debt (or a trustee on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

            (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(7) and (8) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (7) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

            (8) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

            (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under

      Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

            (10) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended from time to time, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 1205.     Deposited Money and U.S. Government
                  Obligations to be Held in Trust;
                  Other Miscellaneous Provisions.

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article Fourteen.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

            Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request and be relieved of all liability with respect to any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written opinion with respect thereto delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

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SECTION 1206.     Reinstatement.

            If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


                                ARTICLE THIRTEEN

                          Senior Subordinated Guarantee

SECTION 1301.     Senior Subordinated Guarantee.

            Each of Allied Parent and the Subsidiary Guarantors hereby jointly and severally unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, each of Allied Parent and the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

            Each of the Guarantors further agrees, jointly and severally and on a senior subordinated basis, that any amounts to be paid by such Guarantor under its Senior Subordinated Guarantee will be paid without deduction or withholding for or on account of any and all present or future tax, duty, assessment or governmental charge imposed upon or as a result of such payment by the government of Canada, or any province or other political subdivision or


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
taxing authority thereof or therein, or if deduction or withholding of any such tax, duty, assessment or charge shall at any time be required by or on behalf of the government of Canada or any such province, political subdivision or taxing authority, such Guarantor will pay such additional amount in respect of principal (and premium, if any) and interest as may be necessary in order that the net amounts paid to the Holders of the Securities or the Trustee, as the case may be, pursuant to its Senior Subordinated Guarantee after such deduction or withholding shall not be less than the amount provided for in the Securities to be then due and payable; except that no such additional amount shall be payable in respect of any Securities to any Holder (a) who is subject to such tax, duty, assessment or governmental charge in respect of such Securities by reason of its being connected with Canada otherwise than merely by the holding or ownership of such Securities, or (b) who is not dealing at arm's length with any of the Guarantors (within the meaning of the Income Tax Act (Canada) as reenacted or amended from time to time).

            Each of the Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of any Security or this Indenture, the absence of any action to enforce the same, any creation, exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee, of all or any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of any Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company (or, with respect to the Allied

Finance Guarantee, Allied Parent) or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company (or, with respect to the Allied Finance Guarantee, Allied Parent), protest or notice with respect to any Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants, that this Senior Subordinated Guarantee will not be discharged in respect of any Security except by complete performance of the obligations contained in such Security and in this Senior Subordinated Guarantee. Each of the Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on any Security, whether at its Stated Maturity or by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against each of the Guarantors to enforce its Senior Subordinated Guarantee without first proceeding against the Company (or, with respect to the Allied Finance Guarantee, Allied Parent). Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities or to enforce or exercise any other right or remedy with respect to the Securities, or the Trustee or the Holders are prevented from taking any action to realize on any collateral, such Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

            No provision of any Senior Subordinated Guarantee or Security or of the Indenture shall alter or impair the Senior Subordinated Guarantee of any Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which such Senior Subordinated Guarantee is endorsed.

            Each Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Senior Subordinated Guarantee is endorsed against the Company in respect of any amounts paid by such Guarantor on account of such Security pursuant to the provisions of its Senior Subordinated Guarantee or this Indenture; Allied Finance shall be subrogated to all rights of the Holders of the Securities with respect to which the Allied Finance

Guarantee is issued against Allied Parent in respect of any amounts paid by it on account of the Parent Guarantee pursuant to the provisions of the Allied Finance Guarantee; provided, however, that no Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities issued hereunder shall have been paid in full.

            Each Senior Subordinated Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company (or, with respect to the Allied Finance Guarantee, Allied Parent) for liquidation or reorganization, should the Company (or, with respect to the Allied Finance Guarantee, Allied Parent) become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the assets of the Company (or, with respect to the Allied Finance Guarantee, Allied Parent) and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            No stockholder, officer, director, employer or incorporator, past, present or future, of any Guarantor, as such, shall have any personal liability under any Senior Subordinated Guarantee by reason of his, her or its status as such stockholder, officer, director, employer or incorporator.

            To the extent that any Subsidiary Guarantor shall be required to pay any amounts on account of the Securities pursuant to its Senior Subordinated Guarantee in excess of the greater of (i) the amount of the economic benefit actually received by such Subsidiary Guarantor from the issuance of the Securities and (ii) an amount calculated as the product of (A) the aggregate amount payable by the Subsidiary Guarantors on account of the Securities pursuant to their Senior Subordinated Guarantees times (B) the proportion (expressed as a fraction) that such Subsidiary Guarantor's net worth at the date enforcement of its Senior

Subordinated Guarantee is sought bears to the aggregate net worth of all Subsidiary Guarantors at such date, then such Subsidiary Guarantor shall be reimbursed by the other Subsidiary Guarantors for the amount of such excess, pro rata, based upon the respective net worth of such other Subsidiary Guarantors at the date enforcement of its Senior Subordinated Guarantees is sought. This paragraph is intended only to define the relative rights of the Subsidiary Guarantors as among themselves, and nothing set forth in this paragraph is intended to or shall impair the joint and several obligations of the Guarantors under their respective Senior Subordinated Guarantees.

            The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise or such right does not impair the rights of the Holders under any Senior Subordinated Guarantee.

SECTION 1302.     Execution and Delivery of Senior
                  Subordinated Guarantees.

            The Senior Subordinated Guarantees to be endorsed on the Securities shall include the terms of the Senior Subordinated Guarantee set forth in
Section 1301 and any other terms that may be set forth in the form established pursuant to Section 205. Each of the Guarantors hereby agrees to execute its Senior Subordinated Guarantee, in a form established pursuant to Section 205, to be endorsed on each Security authenticated and delivered by the Trustee.

            The Senior Subordinated Guarantee shall be executed on behalf of each respective Guarantor by any one of such Guarantor's Chairman of the Board, Vice Chairman of the Board, President or Vice Presidents, attested by its Secretary or Assistant Secretary. The signature of any or all of these officers on the Senior Subordinated Guarantee may be manual or facsimile and may be pursuant to a duly executed power of attorney.

            A Senior Subordinated Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of a Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Senior Subordinated Guarantee is endorsed or did not hold such offices at the date of such Senior Subordinated Guarantee.

            The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Senior Subordinated Guarantee endorsed thereon on behalf of the Guarantors. Each of the Guarantors hereby jointly and severally agrees that its Senior Subordinated Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse a Senior Subordinated Guarantee on any Security.

SECTION 1303. Subsidiary Guarantors May Consolidate, Etc., on Certain Terms.

            Except as may be provided in Section 1304 and in Articles Eight and Ten, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or a Guarantor or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety to the Company or a Guarantor.

SECTION 1304.     Release of Guarantors.

            (a) Concurrently with any consolidation or merger of a Subsidiary Guarantor or any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, in each case as permitted by
Section 1303, and upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such consolidation, merger, sale or conveyance was made in accordance with Section 1303, the Trustee shall execute any documents reasonably required in order to evidence the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantees endorsed on the Securities and under this Article Thirteen. Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantees endorsed on the Securities and under this Article Thirteen shall remain liable for the full amount of principal of (and premium, if any) and interest on the Securities and for the other obligations of a Subsidiary Guarantor under its Subsidiary Guarantees endorsed on the Securities and under this Article Thirteen.

            (b) Concurrently with the defeasance of the Securities under Section 1202 or the covenant defeasance of the Securities under Section 1203, the Guarantors shall be released from all of their obligations under their Senior Subordinated Guarantees endorsed on the Securities and under this Article Thirteen.

            (c) Upon the consummation of any transaction (whether involving a sale or other disposition of securities, a merger, a designation as an Unrestricted Subsidiary or otherwise) whereby any Subsidiary Guarantor ceases to be a Restricted Subsidiary and which transaction is otherwise in compliance with the provisions of this Indenture, such Subsidiary Guarantor shall automatically be released from all obligations under its Subsidiary Guarantees endorsed on the Securities and under this Article Thirteen.

SECTION 1305.     Additional Guarantors.

            (a) Allied Finance shall, and the Company shall cause Allied Finance to, upon the closing of the Acquisition, unconditionally guarantee (the "Allied Finance Guarantee") to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of Allied Parent's obligations under the Parent Guarantee when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture. Pursuant the Allied Finance Guarantee, in case of Allied Parent's failure of punctually to make any such payment, Allied Finance shall agree to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by Allied Parent. Allied Finance shall become a Guarantor by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects Allied Finance to the obligations set forth above, to the other provisions in this Indenture with respect to the Allied Finance Guarantee and to the provisions under this Indenture applicable to Guarantors generally and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by Allied Finance and constitutes the legal, valid, binding and enforceable obligation of Allied Finance (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

            (b) The Company shall cause each Person that becomes a Restricted Subsidiary after the date of this Indenture (other than Med Track), upon becoming a Restricted Subsidiary, to become a Subsidiary Guarantor with respect to the Securities. Any such Person shall become a Subsidiary Guarantor by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions of this Indenture as a Subsidiary Guarantor and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such

Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).


                                ARTICLE FOURTEEN

                           Subordination of Securities
                       and Senior Subordinated Guarantees

SECTION 1401.     Securities Subordinate to Senior Debt.

            The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Twelve and Section 1101), (i) the payment of the principal of (and premium, if any) and interest on the Securities and any other obligations in respect of the Securities (including any obligation to repurchase Securities) are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, and (ii) the payment of each Guarantor's obligations in respect of its Senior Subordinated Guarantee is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all the obligations of such Guarantor under all Senior Debt of such Guarantor.

SECTION 1402.     Payment Over of Proceeds Upon
                  Dissolution, Etc.

            In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Company Proceeding") the holders of all Senior Debt of the Company shall first be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character from the Company, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company subordinated to the payment of the Securities on account of principal of (or premium, if any) or interest (including Special Interest) on or other obligations in respect of the Securities or on account of any purchase or other acquisition of Securities by the Company or Allied Parent or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Company Securities Payment"), and to that end the holders of Senior Debt of the Company shall be entitled to receive, for application to the payment thereof, any Company Securities Payment which may be payable or deliverable in respect of the Securities in any such Company Proceeding.

            In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Guarantor, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Guarantor Proceeding"; the Company Proceeding and the Guarantor Proceeding each may be referred to as a "Proceeding") the holders of all Senior Debt of such Guarantor shall first be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character from such Guarantor, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of such Guarantor subordinated to the payment of its Senior Subordinated Guarantee by such Guarantor) on account of its Senior Subordinated Guarantee (all such payments and distributions herein referred to, individually and collectively, as a "Guarantor Securities Payment"; any of the Company Securities Payment and the Guarantor Securities Payment each may be referred to as a "Securities Payment"), and to that end the holders of Senior Debt of such Guarantor shall be entitled to receive, for application to the payment thereof, any Guarantor Securities Payment which may be payable or deliverable in respect of the Senior Subordinated Guarantee by such Guarantor in any such Guarantor Proceeding.

            In the event that, notwithstanding the foregoing provisions of this Section , the Trustee or the Holder of any Security shall have received any Securities Payment before all Senior Debt the Company or the Guarantor, as applicable, is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, then and in such event such Securities Payment shall be paid over or delivered forthwith to the holders of Senior Debt for application to the payment of such Senior Debt remaining unpaid, to the extent necessary to pay such Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

            The consolidation of the Company or any Guarantor with, or the merger of the Company or any Guarantor into, another Person or the liquidation or dissolution of the Company or any Guarantor following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company or any Guarantor is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1403.     No Payment When Senior Debt in Default.

            In the event that any Company Senior Payment Default (as defined below) shall have occurred and be continuing, then no Company Securities Payment shall be made unless and until such Company Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of Senior Debt of the Company shall have been paid in full, or provision shall have been made for such payment in cash or otherwise in a manner satisfactory to the holders of such Senior Debt. "Company Senior Payment Default" means (i) any default in the payment of principal of (or premium, if any) or interest on any Senior Debt of the Company and (ii) any event of default with respect to Senior Debt of the Company which has resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable.

            In the event that any Guarantor Senior Payment Default (as defined below) with respect to any Guarantor shall have occurred and be continuing, then no Guarantor Securities Payment shall be made by such Guarantor unless and until such Guarantor Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of the Senior Debt of such Guarantor shall have been paid in full, or provision shall have been made for such payment in cash or otherwise in a manner satisfactory to the holders of Senior Debt of such Guarantor. "Guarantor Senior Payment Default" means, with respect to any Guarantor, (i) any default in the payment of principal of (or premium, if any) or interest on any Senior Debt of such Guarantor and (ii) any event of default with respect to Senior Debt of such Guarantor which has resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable. Any Company Senior Payment Default or Guarantor Senior Payment Default may be referred to herein as a "Senior Payment Default".

            In the event that any Company Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Company Senior Nonmonetary Default from the Agent Bank under the Bank Agreement (or if such Agreement has been terminated, from any holder of Senior Debt of the Company with a principal amount in excess of $50 million), no Company Securities Payment shall be made during the period (the "Company Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which such Company Senior Nonmonetary Default shall have been cured or waived or shall have ceased to exist and any acceleration of Senior Debt of the Company shall have been rescinded or annulled or the Senior Debt of the Company to which such Company Senior Nonmonetary Default relates shall have been discharged or
(ii) the 179th day after the date of such receipt of such written notice. No more than one Company Payment Blockage Period may be commenced with respect to the Securities during any consecutive 360-day period. For all purposes of this paragraph, no Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Company Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Company Payment Blockage Period whether or not within a period of 360 consecutive days by holders of Senior Debt of the Company or their representatives unless such

Company Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "Company Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument pursuant to which any Senior Debt of the Company is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise become due and payable, other than a Company Senior Payment Default.

            In the event that a Guarantor Senior Nonmonetary Default (as defined below) with respect to any Guarantor shall have occurred and be continuing, then, upon the receipt by such Guarantor and the Trustee of written notice of such Guarantor Senior Nonmonetary Default from a holder of Senior Debt of such Guarantor with a principal amount in excess of $50 million, no Guarantor Securities Payment shall be made by such Guarantor during the period (a "Guarantor Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which such Guarantor Senior Nonmonetary Default shall have been cured or waived or shall have ceased to exist and any acceleration of Senior Debt of such Guarantor shall have been rescinded or annulled or the Senior Debt of such Guarantor to which such Guarantor Senior Nonmonetary Default relates shall have been discharged or
(ii) the 179th day after the date of such receipt of such written notice. No more than one Guarantor Payment Blockage Period may be commenced with respect to the Securities during any 360-day period. For all purposes of this paragraph, no Guarantor Senior Nonmonetary Default with respect to a Guarantor that existed or was continuing on the date of commencement of any Guarantor Payment Blockage Period with respect to such Guarantor shall be, or be made, the basis for the commencement of a Guarantor subsequent Payment Blockage Period with respect to such Guarantor whether or not within a period of 360 consecutive days by holders of Senior Debt of such Guarantor or their representatives unless such Guarantor Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. A "Guarantor Senior Nonmonetary Default" means, with respect to any Guarantor, the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument pursuant to which any Senior Debt of such Guarantor is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise become due and payable, other than a Guarantor Senior Payment Default. Any of the Company Senior Nonmonetary Default and the Guarantor Senior Nonmonetary Defaults may be referred to herein as a "Senior Nonmonetary Default".

            In the event that, notwithstanding the foregoing, the Company or any Guarantor shall make any Company Securities Payment or Guarantor Securities Payment, as the case may be, to the Trustee or any Holder prohibited by the foregoing provisions of this Section , then and in such event such Securities Payment shall be paid over and delivered forthwith to the holders of the Senior Debt of the Company or the Guarantor, as the case may be.

            The provisions of this Section shall not apply to any Securities Payment with respect to which Section 1402 would be applicable.

SECTION 1404.     Certain Payments Permitted.

            Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities or the Senior Subordinated Guarantees endorsed thereon shall prevent (a) the Company or any Guarantor, at any time except during the pendency of any Proceeding referred to in Section 1402 or under the conditions described in Section 1403, from making Securities Payments, or (b) the Company from meeting its obligations with respect to the Special Mandatory Redemption, any payments by the Company to the Holders of the Securities or the application by the Trustee of any funds from the Collateral Account or any other Collateral under the Collateral Agreement pursuant to the Special Mandatory Redemption.

SECTION 1405.     Subrogation to Rights of Holders of Senior
                  Debt.

            Subject to the payment in full in cash of all amounts due or to become due on or in respect of Senior Debt of the Company or a Guarantor, as the case may be, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to such Senior Debt until the principal of (and premium, if any) and interest on the

Securities or the obligation under such Guarantor's Senior Subordinated Guarantee, as the case may be, shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of the Company or a Guarantor of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt of the Company or such Guarantor, as the case may be, by Holders of the Securities or the Trustee, shall, as among the Company or such Guarantor, as the case may be, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company or such Guarantor, as applicable, to or on account of the Senior Debt of the Company or such Guarantor, as the case may be.

SECTION 1406.     Provisions Solely to Define Relative Rights.

            The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company or any Guarantor, as applicable, its creditors other than holders of Senior Debt and the Holders of the Securities with the Guarantees endorsed thereon, the obligation of the Company or any Guarantor, as applicable, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities with the Guarantees endorsed thereon the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company or any Guarantor, as applicable, of the Holders of the Securities with the Guarantees endorsed thereon and creditors of the Company or any Guarantor, as applicable, other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security with the Guarantees endorsed thereon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1407.     Trustee to Effectuate Subordination.

            Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1408.     No Waiver of Subordination Provisions.

            No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company or any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

            Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter or increase, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company, the Guarantors and any other Person.

SECTION 1409.     Notice to Trustee.

            The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or any of the Senior Subordinated Guarantees. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the

Trustee in respect of the Securities or any of the Senior Subordinated Guarantees, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist, provided that nothing in this Section 1409 shall impair the subordination provisions of this Article Fourteen.

            Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee, representative or agent therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, representative or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1410. Reliance on Judicial Order or Certificate of Liquidating Agent.

            Upon any payment or distribution of assets or securities of the Company or any Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company or any Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1411.     Trustee Not Fiduciary for Holders of Senior
                  Debt.

            The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or any Guarantor or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

SECTION 1412.     Rights of Trustee as Holder of Senior Debt;
                  Preservation of Trustee's Rights.

            The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

            Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1413.     Article Applicable to Paying Agents.

            In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1412 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1414.     Defeasance of this Article Fourteen.

            The subordination of the Securities and the Senior Subordinated Guarantees provided by this Article Fourteen is expressly made subject to the provisions for defeasance or covenant defeasance in Articles Four and Twelve and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then Outstanding and the Senior Subordinated Guarantees relating thereto shall thereupon cease to be subordinated pursuant to this Article Fourteen.

                                 ARTICLE FIFTEEN

                 Jurisdiction and Consent to Service of Process

SECTION 1501.     Jurisdiction and Consent to Service of
                  Process.

            (a) Each of the Company and the Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Securities, the Senior Subordinated Guarantees, this Indenture or the Collateral Agreement, or for recognition or enforcement of any judgment, and each of such Persons hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Company and the Guarantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Article Fifteen shall affect any right that any Holder or the Trustee may otherwise have to bring any action or proceeding relating to the Securities, the Senior Subordinated Guarantees, this Indenture or the Collateral Agreement against the Company, any Guarantor or their respective properties in the courts of any jurisdiction.

            (b) Each of the Company and the Guarantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Securities, the Senior Subordinated Guarantees, this Indenture or the Collateral Agreement in any New York State or Federal court. Each of the Company and the Guarantors hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each of the Company and the Guarantors irrevocably consents to service of process in the manner provided for notices in Section 105. Nothing in this Agreement will affect the right of any Holder or the Trustee to serve process in any other manner permitted by law.

                          --------------------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                    ALLIED WASTE NORTH AMERICA, INC.,


                                    By:/s/ Roger A. Ramsey
                                       --------------------------------
                                      Name:     Roger A. Ramsey
                                      Title:    Chief Executive Officer


                                    By:/s/ Henry L. Hirvela
                                       --------------------------------
                                      Name:     Henry L. Hirvela
                                      Title:    Vice President

Attest:


/s/ Steven M. Helm
--------------------
 Steven M. Helm

                                    ALLIED WASTE INDUSTRIES, INC.,
                                    As Guarantor


                                    By:/s/ Henry L. Hirvela
                                       --------------------------------
                                       Name:    Henry L. Hirvela
                                       Title:   Vice President


                                    By:/s/ Roger A. Ramsey
                                       --------------------------------
                                      Name:     Roger A. Ramsey
                                      Title:    Chief Executive Officer

Attest:


/s/ Steven M. Helm
--------------------
 Steven M. Helm

                                    ALLIED WASTE FINANCE (CANADA) LTD.,
                                    As future Guarantor of the
                                      obligations of Allied
                                      Waste Industries, Inc.
                                      under the Parent Guarantee

                                    By:/s/ Steven M. Helm
                                       --------------------------------
                                       Name:    Steven M. Helm
                                       Title:   Secretary

Attest:


/s/ Henry L. Hirvela
-----------------------
 Henry L. Hirvela
                                    Each of the Subsidiary Guarantors
                                    Listed on Schedule I hereto,
                                    As Guarantor


                                    By:*/s/ Henry L. Hirvela
                                       --------------------------------
                                        Name:    Henry L. Hirvela
                                        Title: Executive Vice President


                                    By:**/s/ Steven M. Helm
                                       --------------------------------
                                       Name:    Steven M. Helm
                                       Title:   Secretary and Treasurer

Attest:*


/s/ Steven M. Helm
------------------------
Steven M. Helm


                                    FIRST BANK NATIONAL
                                      ASSOCIATION,
                                    As Trustee

                                    By:/s/ Richard H. Prokosch
                                       --------------------------------
                                       Name:   Richard H. Prokosch
                                       Title:  Trust Officer


--------
* Signing as duly authorized officer for each such Subsidiary Guarantor other than Allied Canada.
**    Signing as duly authorized officer for Allied Canada.

Attest:


/s/ Christina Hatfield
-----------------------
Christina Hatfield

STATE OF NEW YORK )
                    ss.:
COUNTY OF NEW YORK)


            On the 5th day of December, 1996, before me personally came Roger A. Ramsey, to me known, who, being by me duly sworn, did depose and say that he is the Chief Executive Officer of Allied Waste North America, Inc. and Allied Waste Industries, Inc., two of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                  /s/ Tissapeh Abedinejad
                                                  ---------------------------

STATE OF NEW YORK )
                      ss.:
COUNTY OF NEW YORK)


            On the 5th day of December, 1996, before me personally came Henry L. Hirvela, to me known, who, being by me duly sworn, did depose and say that he is the Vice President and CFO of Allied Waste North America, Inc. and Allied Waste Industries, Inc., two of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                  /s/ Tissapeh Abedinejad
                                                  ---------------------------

STATE OF NEW YORK )
                      ss.:
COUNTY OF NEW YORK)


            On the 5th day of December, 1996, before me personally came Steven
M. Helm, to me known, who, being by me duly sworn, did depose and say that he is the Secretary Treasurer of Allied Waste Finance (Canada) Ltd., as future Guarantor of the obligations of Allied Waste Industries, Inc. under the Parent Guarantee, described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                  /s/ Tissapeh Abedinejad
                                                  ---------------------------

STATE OF NEW YORK )
                      ss.:
COUNTY OF NEW YORK)


            On the 5th day of December, 1996, before me personally came Henry L. Hirvela, to me known, who, being by me duly sworn, did depose and say that he is the Executive Vice President of each of the Subsidiary Guarantors (other than Allied Waste Holdings (Canada) Ltd.) listed on Schedule I to, and which executed the foregoing, instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                  /s/ Tissapeh Abedinejad
                                                  ---------------------------

STATE OF NEW YORK )
                      ss.:
COUNTY OF NEW YORK)


            On the 5th day of December, 1996, before me personally came Steven
M. Helm, to me known, who, being by me duly sworn, did depose and say that he is the Secretary and Treasurer of Allied Waste Holdings (Canada) Ltd., one of the Guarantors described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                  /s/ Tissapeh Abedinejad
                                                  ---------------------------

STATE OF NEW YORK )
                      ss.:
COUNTY OF NEW YORK)


            On the 5th day of December, 1996, before me personally came Richard
H. Prokosch, to me known, who, being by me duly sworn, did depose and say that he is a Trust Officer of First Bank National Association, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                                  /s/ Tissapeh Abedinejad
                                                  ---------------------------

                                                                      SCHEDULE I


                          LIST OF SUBSIDIARY GUARANTORS

Allied Waste Holdings (Canada) Ltd.
A and W Disposal Service, Inc.
Acme Scavenger Service, Inc.
Allied Waste Industries (Midwest), Inc.
Allied Waste Industries of Illinois, Inc.
Allied Waste of California, Inc.
Allied Waste Systems, Inc. (Ill. corp.)
Brickyard Disposal & Recycling, Inc.
Citiwaste, Inc.
Consolidated Processing, Inc.
Duckett Disposal, Inc.
Duke Refuse Disposal, Inc.
Illinois Landfill, Inc.
John Spot Portable Services, Inc.
K & H Disposal, Inc.
Lee County Landfill, Inc.
Midwest Waste RDF, Inc.
National Waste Industries, Inc.
National Waste Services, Inc.
Peter Laning Sons, Inc.
Post Disposal Service, Inc.
R. 18, Inc.
RCS, Inc.
Sanitary Waste Services, Inc.
South Holland Scavenger Service, Inc.
South Suburban Disposal, Inc.
Southwest Disposal Service, Inc.
Streator Area Landfill, Inc.
Superior Scavenger, Inc.
Upper Rock Island County Landfill, Inc.
USI/Hustlers, Inc.
Van Weelden Brothers, Inc.
AAWI, Inc.
Allied Enviro Engineering, Inc. (Tex. corp.)
Allied Waste Services, Inc.
Environmental Development Corp.
EOS Environmental, Inc.
Allied Enviroengineering, Inc. (Del. corp.)
Allied Waste Alabama, Inc.
Allied Waste Systems, Inc. (Del. corp.)
AWIN Finance Company, Inc.
AWIN Leasing Company, Inc.
Container Corporation of Carolina
Vermilion Waste Systems, Inc.
Allied Waste Hauling of Georgia, Inc.
Allied Waste Industries of Georgia, Inc.
Bulldog Johnny, Inc.

Clayco Sanitation Company
Haul-All Sanitation, Inc.
Johnny on the Spot--Portable Toilets, Inc.
Southern States Environmental Services, Inc.
Allied Waste Industries (Arizona), Inc.
Allied Waste Industries (Southwest), Inc.
Apache Junction Landfill Corporation
Best Disposal Services, Inc.
Mr. Potty, Inc.
Pen-Rob, Inc.
Pinal County Landfill Corp.
Sun Services & Liquid Waste Removal, Inc.
Superior Services Waste Management, Inc.
Allied Waste Industries (Colorado), Inc.
Allied Waste Industries of Alamosa, Inc.
L&M Disposal, Inc.
Allied Waste Industries (Missouri), Inc.
Autoshred, Inc.
Bluff Trash Service, Inc.
Cass County Disposal, Inc.
Chuck's Disposal Services, Inc.
Lemons Landfill Corporation
Lemons Waste Systems, Inc.
Midwest Land Development Corp.
Midwest Landfill Corporation
Midwest Waste, Inc.
Midwest Waste Industrial, Inc.
North American Recycling, Inc.
Ozark Foothills Regional Recycling Facility, Inc.
Poplar Bluff Construction and Development Company, Inc.
Sanico, Inc.
T. and W. Disposal Company, Inc.
Willey Enterprises, Inc.
Allied Waste Industries (New Mexico), Inc.
Environmental Control, Inc.
Sanco, Inc.
Allied Waste Industries of Indiana, Inc.
Allied Waste Industries of Northwest Indiana, Inc.
Allied Waste Industries of Plymouth, Inc.
Illiana Disposal Service, Inc.
Newton County Development Corp.
Ooms Bros. Disposal Service, Inc.
Service Waste, Inc.
Wastehaul, Inc.
Allied Waste Industries of Tennessee, Inc.
Allied Waste Industries of Virginia, Inc.
Allied Waste Industries of Wyoming, Inc.
Community Refuse Disposal, Inc.
Dopheide Sanitary Service, Inc.
Organized Sanitary Collectors and Recyclers, Inc.
Oscar's Collection Systems of Fremont, Inc.
W.J. Flyte Corporation

CRX Inc.

                                                ANNEX A -- Form of
                                                Regulation S Certificate




                            REGULATION S CERTIFICATE

          (For transfers pursuant to Section 306(b)(i), (iii) and (v)
                            of the Indenture)


First Bank National Association
First Trust Center
180 East Fifth Street
St. Paul, Minnesota  55101

            Re:   10 1/4% Senior Notes due 2006 of
                  Allied Waste North America, Inc.
                 (the "Securities")
                  --------------------------------

            Reference is made to the Indenture, dated as of December 1, 1996 (the "Indenture"), from Allied Waste North America, Inc. (the "Company"), the Guarantors named therein and Allied Waste Finance (Canada) Ltd., as future Guarantor to First Bank National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

            CUSIP No(s). ___________________________

            CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

            The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

            (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                  (A) the Owner is not a distributor of the Securities, an
            affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                  (B) the offer of the Specified Securities was not made to a person in the United States;

                  (C) either:

                        (i) at the time the buy order was originated, the
                  Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                      (ii) the transaction is being executed in, on or through
                  the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                  (D) no directed selling efforts have been made in the United
            States by or on behalf of the Owner or any affiliate thereof;

                  (E) if the Owner is a dealer in securities or has received a selling concession, fee or other renumeration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                  (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule
            144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                  (B) the transfer is occurring after a holding period of at least three years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantors and the Initial Purchasers.



Dated:                        ------------------------------------------------
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)




                              By:
                                 ---------------------------------------------
                                      Name:
                                     Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                           ANNEX B -- Form of Restricted
                                           Securities Certificate




                        RESTRICTED SECURITIES CERTIFICATE

      (For transfers pursuant to Section 306(b)(ii), (iii), (iv) and (v)
                            of the Indenture)



First Bank National Association
First Trust Center
180 East Fifth Street
St. Paul, Minnesota  55101

            Re:   10 1/4% Senior Notes due 2006 of
                  Allied Waste North America, Inc.
                  (the "Securities")
                  --------------------------------

            Reference is made to the Indenture, dated as of December 1, 1996 (the "Indenture"), from Allied Waste North America, Inc. (the "Company"), the Guarantors named therein and Allied Waste Finance (Canada) Ltd., as future Guarantor to First Bank National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

            CUSIP No(s). ___________________________
            ISIN No(s), If any. ____________________
            CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

            (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                  (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

            (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule
            144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                  (B) the transfer is occurring after a holding period of at least three years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantors and the Initial Purchasers.



Dated:
                              ------------------------------------------------
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)





                              By:
                                 ---------------------------------------------
                                      Name:
                                     Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                         ANNEX C -- Form of Unrestricted
                                         Securities Certificate




                       UNRESTRICTED SECURITIES CERTIFICATE

      (For removal of Securities Act Legends pursuant to Section 306(c))



First Bank National Association
First Trust Center
180 East Fifth Street
St. Paul, Minnesota  55101

            Re:   10 1/4% Senior Notes due 2006 of
                  Allied Waste North America, Inc.
                 (the "Securities")
                  --------------------------------

            Reference is made to the Indenture, dated as of December 1, 1996 (the "Indenture"), from Allied Waste North America, Inc. (the "Company"), the Guarantors named therein and Allied Waste Finance (Canada) Ltd., as future Guarantor to First Bank National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

            CUSIP No(s). ___________________________

            CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

            The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least three years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantors and the Initial Purchasers.



Dated:
                              ------------------------------------------------
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)





                              By:
                                 ---------------------------------------------
                                      Name:
                                     Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                       C-2